DLJ COMMERCIAL MORTGAGE CORP.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES,
                                 SERIES 2000-CF1

                                  $799,832,000
                                  (APPROXIMATE)
                              OFFERED CERTIFICATES

                             [LOGO COLUMN FINANCIAL]

                          DONALDSON, LUFKIN & JENRETTE

Goldman, Sachs & Co.                                       Salomon Smith Barney


This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corp., Goldman, Sachs & Co. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including without limitation assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

TRANSACTION OFFERING:


-----------------------------------------------------------------------------------------------------------------------------------
                          INITIAL
                         AGGREGATE    PERCENTAGE
                         PRINCIPAL    OF INITIAL           INITIAL
                         BALANCE OR    MORTGAGE             PASS-   PASS-THROUGH   WTD.
                          NOTIONAL       POOL     CREDIT   THROUGH       RATE      AVG.   MATURITY PRINCIPAL     LEGAL      SMMEA/
CLASS      RATINGS(1)      AMOUNT      BALANCE    SUPPORT   RATE    DESCRIPTION(3) LIFE(4)  (4)    WINDOW(4)     STATUS    ERISA(5)
-----      ----------    ----------   ----------  -------  -------  -------------- ----   --------   ------      ------    --------
Publicly Offered Certificates:

A-1A        AAA/AAA    $ 96,065,000    10.84%      25.50%     --         --         5.7     8/09    7/00-8/09    Public     Yes/Yes
A-1B        AAA/AAA     564,184,000    63.66%      25.50%     --         --         9.6     5/10    8/09-5/10    Public     Yes/Yes
A-2          AA/AA       44,312,000     5.00%      20.50%     --         --         9.9     5/10    5/10-5/10    Public      Yes/No
A-3           A/A        39,881,000     4.50%      16.00%     --         --         9.9     5/10    5/10-5/10    Public      No/No
A-4          A-/A-       13,294,000     1.50%      14.50%     --         --         9.9     5/10    5/10-5/10    Public      No/No
B-1         BBB/BBB      31,018,000     3.50%      11.00%     --         --         9.9     6/10    5/10-6/10    Public      No/No
B-2        BBB-/BBB-     11,078,000     1.25%       9.75%     --         --         9.9     6/10    6/10-6/10    Public      No/No
S          AAAr/AAA    $886,241,440(2)   N/A         N/A      --         --         9.4     6/12       N/A       Public     Yes/Yes

Privately Offered Certificates(6):

B-3           --            --          --           --       --         --         --       --        --      Private-144A    --
B-4           --            --          --           --       --         --         --       --        --      Private-144A    --
B-5           --            --          --           --       --         --         --       --        --      Private-144A    --
B-6           --            --          --           --       --         --         --       --        --      Private-144A    --
B-7           --            --          --           --       --         --         --       --        --      Private-144A    --
B-8           --            --          --           --       --         --         --       --        --      Private-144A    --
C             --            --          --           --       --         --         --       --        --      Private-144A    --
-----------------------------------------------------------------------------------------------------------------------------------

(1)  Standard & Poors Ratings Services / Fitch

(2) Notional amount. The class S certificates will be interest only and will not entitle their holders to distributions of principal. The estimated investment amount of the class S is $40MM.

(3)  All of the classes shown in the table below are interest-bearing.

(4) Assumes 0% CPR, no defaults, no extensions and ARD Loans pay in full on their anticipated repayment dates. Otherwise based on "Maturity Assumptions" set forth in the prospectus supplement.

(5) Expected to be eligible for each of the underwriters' individual prohibited transaction exemption under ERISA.

(6) Not offered herein. Privately offered certificates will also include a class E and class R, neither of which has a principal balance or accrues interest.

Originator Profile:

All of the mortgage loans were originated or acquired by Column Financial, Inc. ("Column"). Column, an indirect wholly owned subsidiary of Donaldson, Lufkin & Jenrette, Inc., was established in August 1993. Column has originated approximately 2,000 commercial mortgage loans totaling $9.74 billion since its inception. Column sources, underwrites and closes various mortgage loan products through 18 production offices located throughout the country. All of the mortgage loans in this transaction were originated in either 1999 or 2000.

This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corp., Goldman, Sachs & Co. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including without limitation assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

COLLATERAL OVERVIEW:


o   Initial Mortgage Pool Balance:      $886,241,440

o   Average (mean) Cut-off Date
    Principal Balance:                  $6,923,761

o   Average (median) Cut-off Date
    Principal Balance:                  $2,291,356

o   Loans/Properties:                   128 loans / 139 properties

o   Property Type:                      Office (33.8%), Multifamily (30.4%), Retail (26.6%), Other (9.2%)

o   Geographic Distribution:            31 States.  CA (26.2%), TX (13.1%), NY (10.3%), Other (50.4%)

o   Amortization Types:                 Balloon (90.8%), ARD (9.2%)

o   Wtd. Avg. U/W DSCR:                 1.32x

o   Wtd. Avg. Cut-off Date
    LTV Ratio:                          68.7%

o   Appraisals:                         100% of the appraisals state that they follow the guidelines set forth in Title XI of FIRREA.

o   Largest Loan:                       6.3%

o   Five Largest Loans:                 25.3%

o   Ten Largest Loans:                  42.6%

o   Wtd. Avg. Remaining
    Term to Maturity(1):                118 months

o   Wtd. Avg. Seasoning:                3 months

o   Gross WAC:                          8.4010%

o   Call Protection:                    All of the Mortgage Loans provide for a prepayment lockout period ("Lockout") and a defeasance period ("Defeasance").
                                        The remaining weighted average lockout and defeasance period is 9.4 years.

o   Defeasance:                         100%

o   Credit Tenant Lease:                None

(1) In the case of ARD Loans, the anticipated repayment date is assumed to be the maturity date for the purpose of this analysis.

This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corp., Goldman, Sachs & Co. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including without limitation assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.


o   Participation Loans:               None

o   Loans with
    Secured Subordinate Debt:          None

o   Leasehold:                         17.5%

o   Delinquency:                       None of the mortgage loans were 30 days or more delinquent with respect to any monthly debt service payment as of June
                                       1, 2000 or at any time during the 12-month period preceding that date.

TRANSACTION OVERVIEW:

o   Structure:                         Senior/subordinated, sequential pay pass-through certificates.

o   Lead Manager:                      Donaldson, Lufkin & Jenrette Securities Corporation

o   Co-Managers:                       Goldman, Sachs & Co. and Salomon Smith Barney Inc.

o   Mortgage Loan Seller:              Column Financial, Inc.

o   Rating Agencies:                   Standard & Poors Ratings Services / Fitch

o   Master Servicer:                   TBD

o   Special Servicer:                  GMAC Commercial Mortgage Corporation

o   Trustee:                           Norwest Bank Minnesota, National Association

o   Cut-off Date:                      June 1, 2000

o   Settlement Date:                   On or about June 29, 2000

o   Payment Date:                      The 10th day of the month, or if such day is not a business day, the following business day, but no sooner than the 4th business day after the 4th day of the month.

o   Delivery:                          The Depository Trust Company ("DTC") through Cede & Co. (in the United States) or Clearstream Banking, societe anonyme or The Euroclear System ("Euroclear") (in Europe).

o   ERISA:                             Classes A-1A, A-1B and S are expected to be eligible for
                                       each of the underwriters' individual prohibited transaction exemptions with respect to ERISA, subject to certain
                                       conditions of eligibility.

o   SMMEA:                             Classes A-1A, A-1B, A-2 and S are expected to be SMMEA eligible.

This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corp., Goldman, Sachs & Co. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including without limitation assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.



o   Tax Treatment:                      REMIC

o   Servicer Option to
    Terminate Trust:                    1%

o   Analytics:                          Cashflows are expected to be available through Bloomberg,
                                        the Trepp Group, Intex Solutions and Charter Research.

o   Extensions:                         The special servicer will be responsible for performing
                                        various functions with respect to mortgage loans in the
                                        trust that, in general, are in default or as to which
                                        default is imminent, and for administering any REO
                                        properties. The pooling and servicing agreement will
                                        generally permit the special servicer to modify, waive or
                                        amend any term of any mortgage loan if it determines, in
                                        accordance with the servicing standard, that it is
                                        appropriate to do so. The special servicer will not be
                                        permitted to grant any extension of the maturity of a
                                        mortgage loan beyond 60 months after its stated maturity
                                        date.

o   Controlling Class:                  The controlling class of series 2000-CF1 certificateholders may advise, through a representative, and appoint a special servicer and replace the existing special servicer. In
                                        general, the controlling class will be the most subordinate class of certificates which has a current total principal
                                        balance no less than 25% of its original total principal
                                        balance.

o   Advances:                           The master servicer will be obligated to make advances of
                                        scheduled principal and interest payments, excluding balloon payments, subject to recoverability determination and
                                        appraisal reductions. If the master servicer fails to make a required P & I advance and the trustee is aware of the
                                        failure, the trustee will be obligated to make that advance.

o   Appraisal Reductions:               In general, an Appraisal Reduction Amount generally will be the amount, if any, by which the Stated Principal Balance of a specially serviced mortgage loan, plus other amounts
                                        overdue in connection with that loan, exceeds 90% of the
                                        appraised value of the related mortgaged real property. Any resulting Appraisal Reduction Amount will reduce
                                        proportionately the interest portion, but not the principal portion, of any amount of P&I advances for the loan, which reduction will likely result in a reduction of interest
                                        distributable to the most subordinate interest-bearing class of series 2000-CF1 certificates outstanding. In general, an
                                        Appraisal Reduction Amount will be reduced to zero as of the date the related mortgage loan has been brought current for at least three consecutive months, paid in full, liquidated, repurchased, or otherwise disposed of. Appraisal Reduction
                                        Amounts will not effect class sizes for the purposes of
                                        determining the series 2000-CF1 controlling class.

This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corp., Goldman, Sachs & Co. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including without limitation assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

STRUCTURE DESCRIPTION:

                            [Graphic Representation]


Based on the "Maturity Assumptions" set forth in the Prospectus Supplement and a 0% CPR (except ARD Loans paid in full on their respective anticipated repayment dates).

This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corp., Goldman, Sachs & Co. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including without limitation assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

INTEREST DISTRIBUTIONS:

Each interest-bearing class of series 2000-CF1 certificates will be entitled on each payment date to interest accrued at its pass-through rate on the total principal balance or notional amount of that class outstanding immediately prior to the related payment date. The pass-through rate for the class S certificates for each payment date will be the difference between the weighted average net coupon of the collateral and the weighted average pass-through rate of the other interest-bearing classes of series 2000-CF1 certificates. All classes will pay interest on a 30/360 basis.

PRINCIPAL DISTRIBUTIONS:

Available principal will be paid on each payment date to the following classes of series 2000-CF1 certificates in the following sequential order: class A-1A, A-1B, A-2, A-3, A-4, B-1, B-2, B-3, B-4, B-5, B-6, B-7, B-8 and C (the
"Principal Balance Certificates"). However, if classes A-2 through C have been retired as a result of losses and additional trust fund expenses, classes A-1A and A-1B will receive principal on a pro-rata basis.

REALIZED LOSSES AND EXPENSE(S):

Realized losses from any mortgage loan in the trust and additional trust fund expenses will be allocated to the outstanding classes of Principal Balance Certificates in the following sequential order: class C, B-8, B-7, B-6, B-5, B-4, B-3, B-2, B-1, A-4, A-3 and A-2. If Classes A-2 through C have been reduced to $0 by losses and additional trust fund expenses, future losses and additional trust fund expenses shall be applied to classes A-1A and A-1B pro-rata.

CREDIT ENHANCEMENTS:

Credit enhancement for each class of publicly registered certificates of series 2000-CF1 will be provided by the classes of series 2000-CF1 certificates which are subordinate in priority with respect to payments of interest and principal.


This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corp., Goldman, Sachs & Co. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including without limitation assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

STRATIFICATION:

                          [GRAPHICAL PRESENTATION MAP]


                       MORTGAGED REAL PROPERTIES BY STATE



                                                                        WEIGHTED
                        NUMBER OF                    PERCENTAGE OF      AVERAGE                 WEIGHTED
                        MORTGAGED     CUT-OFF DATE      INITIAL         MORTGAGE    WEIGHTED     AVERAGE
                           REAL         PRINCIPAL    MORTGAGE POOL      INTEREST     AVERAGE   CUT-OFF DATE
STATE                   PROPERTIES       BALANCE        BALANCE           RATE       U/W DSCR   LTV RATIO
-----------------------------------------------------------------------------------------------------------
California(1)               19       $ 232,031,565        26.2%          8.8167%       1.27x      71.7%
  Northern California       10         137,868,441        15.6%          8.2007%       1.26       72.4%
  Southern California        9          94,163,124        10.6%          8.1772%       1.28       71.1%
Texas                       38         116,093,219        13.1%          8.6181%       1.28       73.8%
New York                     4          91,332,688        10.3%          8.6892%       1.55       44.8%
Connecticut                  5          60,664,739         6.8%          8.3151%       1.49       64.5%
Florida                      8          49,697,728         5.6%          8.3461%       1.28       75.2%
Michigan                     4          49,298,964         5.6%          8.2335%       1.21       75.1%
Massachusetts                6          39,816,129         4.5%          8.3078%       1.27       72.2%
Arizona                      2          31,043,590         3.5%          8.2360%       1.37       71.7%
Illinois                     3          27,979,234         3.2%          8.6124%       1.33       65.3%
New Hampshire                1          24,733,770         2.8%          8.2200%       1.26       74.5%
Indiana                      2          21,982,549         2.5%          8.5270%       1.34       68.6%
Washington                   2          17,992,952         2.0%          8.3593%       1.25       70.1%
Missouri                     1          17,199,049         1.9%          8.5300%       1.27       65.9%
Georgia                      4          16,995,679         1.9%          8.5488%       1.38       66.1%
New Jersey                   5          14,244,471         1.6%          8.7287%       1.36       68.4%
Virginia                     3          13,385,742         1.5%          8.3818%       1.35       69,9%
Colorado                     5          12,156,589         1.4%          8.3509%       1.29       75.9%
Alabama                      3          10,549,890         1.2%          8.5627%       1.29       76.6%
Ohio                         3           8,230,855         0.9%          8.3943%       1.36       68.3%
Louisiana                    4           5,822,133         0.7%          8.6498%       1.27       74.9%
Nevada                       1           4,778,052         0.5%          8.6500%       1.27       74.7%
Minnesota                    2           4,359,290         0.5%          8.7320%       1.31       66.1%
New Mexico                   1           3,598,466         0.4%          8.1400%       1.33       79.5%
Pennsylvania                 4           2,894,522         0.3%          9.1531%       1.26       75.3%
Tennessee                    2           2,655,805         0.3%          8.6507%       1.25       73.9%
Maryland                     2           2,494,959         0.3%          9.0550%       1.35       56.6%
Maine                        1           1,485,539         0.2%          8.4900%       1.30       78.2%
Wisconsin                    1             978,243         0.1%          9.3600%       1.25       62.1%
Oklahoma                     1             619,318         0.1%          9.1200%       1.36       75.1%
Kentucky                     1             616,951         0.1%          8.8200%       1.31       65.6%
Nebraska                     1             508,762         0.1%          8.7500%       1.23       72.7%
                       --------------------------------------------------------------------------------
Total Weighted Average     139       $ 886,241,440         100%          8,4010%       1.32x      68.7%
                       ================================================================================



(1) Southern California consists of mortgaged real properties in California zip codes less than or equal to 93600. Northern California consists of mortgaged real properties in California zip codes greater than 93600.


This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corp., Goldman, Sachs & Co. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including without limitation assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

                          [GRAPHIC PRESENTATION CHART]






                   MORTGAGE REAL PROPERTIES BY PROPERTY TYPE


                                                                             WEIGHTED
                          NUMBER OF                          PERCENTAGE OF    AVERAGE                    WEIGHTED
                          MORTGAGED       CUT-OFF DATE         INITIAL       MORTGAGE    WEIGHTED        AVERAGE
                            REAL            PRINCIPAL       MORTGAGE POOL    INTEREST    AVERAGE      CUT-OFF DATE
PROPERTY TYPE            PROPERTIES          BALANCE           BALANCE         RATE      U/W DSCR       LTV RATIO
------------------------------------------------------------------------------------------------------------------
Office                        17          $ 299,573,861         33.8%         8.4527%      1.41x          61.1%
Multifamily                   73            269,475,602         30.4%         8.4047%      1.27           72.9%
Retail                        30            236,025,556         26.6%         8.2615%      1.28           72.5%
Manufactured Housing          10             44,740,108          5.0%         8.6720%      1.28           73.6%
Industrial                     6             15,353,421          1.7%         8.4558%      1.31           70.1%
Mixed Use                      2             11,407,786          1.3%         8.4413%      1.26           72.6%
Hotel                          1              9,675,107          1.1%         8.7100%      1.40           68.1%
                           ------------------------------------------------------------------------------------
Total/Weighted Average:      139          $ 886,241,440          100%         8.4010%      1.32x          68.7%
                           ====================================================================================


                 MORTGAGED REAL PROPERTIES BY PROPERTY SUB-TYPE


                                                                                    WEIGHTED
                                 NUMBER OF                          PERCENTAGE OF    AVERAGE                    WEIGHTED
                                 MORTGAGED       CUT-OFF DATE         INITIAL       MORTGAGE    WEIGHTED        AVERAGE
               PROPERTY            REAL            PRINCIPAL       MORTGAGE POOL    INTEREST    AVERAGE      CUT-OFF DATE
PROPERTY TYPE  SUB-TYPE         PROPERTIES          BALANCE           BALANCE        RATES      U/W DSCR       LTV RATIO
-------------------------------------------------------------------------------------------------------------------------
Retail
               Anchored (1)         22          $ 220,319,723         24.9%         8.2329%      1.27x          72.8%
               Unanchored            8             15,705,833          1.8%         8.6626%      1.41           68.5%
                                ----------------------------------------------------------------------------------------
Total/Weighted Average:             30          $ 236,025,556         26.6%         8.2615%      1.28x          72.5%
                                ========================================================================================

(1)  Includes shadow anchored properties.



This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corp., Goldman, Sachs & Co. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including without limitation assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.


                          ORIGINAL AMORTIZATION TERMS

                                                                     WEIGHTED
  RANGE OF               NUMBER OF                  PERCENTAGE OF    AVERAGE                  WEIGHTED
  ORIGINAL               UNDERYLING   CUT-OFF DATE     INITIAL       MORTGAGE   WEIGHTED      AVERAGE
AMORTIZATION              MORTGAGE     PRINCIPAL    MORTGAGE POOL    INTEREST   AVERAGE     CUT-OFF DATE
TERMS(MONTHS)              LOANS        BALANCE        BALANCE        RATES     U/W DSCR      LTV RATIO
--------------------------------------------------------------------------------------------------------
240 - 290                     2      $   1,459,267       0.2%         8.6000%     1.47x         59.5%
291 - 300                    15         42,243,535       4.8%         8.6271%     1.37          66.9%
301 - 360                   111        842,538,638      95.1%         8.3893%     1.32          68.8%
                         -------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE      128      $ 886,241,440     100.0%         8.4010%     1.32x         68.7%
                         ===============================================================================

MAXIMUM ORIGINAL AMORTIZATION TERM (MONTHS):            360
MINIMUM ORIGINAL AMORTIZATION TERM (MONTHS):            240
WTD. AVG. ORIGINAL AMORTIZATION TERM (MONTHS):          357




                     ORIGINAL TERMS TO STATED MATURITIY (1)



                                                                     WEIGHTED
   RANGE OF               NUMBER OF                  PERCENTAGE OF    AVERAGE                  WEIGHTED
 ORIGINAL TERMS          UNDERYLING   CUT-OFF DATE     INITIAL       MORTGAGE   WEIGHTED      AVERAGE
TO STATED MATURITY        MORTGAGE     PRINICPAL    MORTGAGE POOL    INTEREST   AVERAGE     CUT-OFF DATE
   (MONTHS)                LOANS        BALANCE        BALANCE        RATES     U/W DSCR     LTV RATIO
--------------------------------------------------------------------------------------------------------
 60 - 100                     5      $   3,689,203      0.4%          9.0955%     1.31x         75.2%
101 - 120                   122        841,052,237     94.9%          8.3763%     1.32          69.9%
121 - 144                     1         41,500,000      4.7%          8.8400%     1.33          45.1%
                         -------------------------------------------------------------------------------
TOTAL WEIGHTED AVERAGE      128      $ 886,241,440    100.0%          8.4010%     1.32x         68.7%
                         ===============================================================================

MAXIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS):       144
MINIMUM ORIGINAL TERM TO STATED MATURITY (MONTHS):        60
WTD. AVG. ORIGINAL TERM TO STATED MATURITY (MONTHS):     121

(1) In the case of ARD Loans, the anticipated repayment date is assumed to be the maturity date for the purposes of the foregoing table.



This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corp., Goldman, Sachs & Co. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including without limitation assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.


                          REMAINING AMORTIZATION TERMS

                                                                     WEIGHTED
  RANGE OF               NUMBER OF                  PERCENTAGE OF    AVERAGE                  WEIGHTED
 REMAINING               UNDERYLING   CUT-OFF DATE     INITIAL       MORTGAGE   WEIGHTED      AVERAGE
AMORTIZATION              MORTGAGE     PRINICPAL    MORTGAGE POOL    INTEREST   AVERAGE     CUT-OFF DATE
TERMS(MONTHS)              LOANS        BALANCE        BALANCE        RATES     U/W DSCR     LTV RATIO
--------------------------------------------------------------------------------------------------------
233 - 290                     2      $   1,459,267       0.2%         8.6000%     1.47x         59.5%
291 - 350                    18         80,278,519       9.1%         8.3138%     1.32          71.6%
351 - 360                   108        804,503,654      90.8%         8.4093%     1.32          68.5%
                         -------------------------------------------------------------------------------
TOTAL WEIGHTED AVERAGE      128      $ 886,241,440     100.0%         8.4010%     1.32x         68.7%
                         ===============================================================================

MAXIMUM REMAINING AMORTIZATION TERM (MONTHS):            360
MINIMUM REMAINING AMORTIZATION TERM (MONTHS):            233
WTD. AVG. REMAINING AMORTIZATION TERM (MONTHS):          354




                     REMAINING TERMS TO STATED MATURITIY (1)



                                                                   WEIGHTED
    RANGE OF            NUMBER OF                  PERCENTAGE OF    AVERAGE                  WEIGHTED
 REMAINING TERMS        UNDERYLING   CUT-OFF DATE     INITIAL       MORTGAGE   WEIGHTED      AVERAGE
TO STATED MATURITY       MORTGAGE     PRINICPAL    MORTGAGE POOL    INTEREST   AVERAGE     CUT-OFF DATE
    (MONTHS)              LOANS        BALANCE        BALANCE        RATES     U/W DSCR     LTV RATIO
--------------------------------------------------------------------------------------------------------
 58 -  99                     5      $   3,689,203      0.4%          9.0955%     1.31x         75.2%
100 - 120                   122        841,052,237     94.9%          8.3763%     1.32          69.9%
121 - 144                     1         41,500,000      4.7%          8.8400%     1.33          45.1%
                         -------------------------------------------------------------------------------
TOTAL WEIGHTED AVERAGE      128      $ 886,241,440     100.0%         8.4010%     1.32x         68.7%
                         ===============================================================================

MAXIMUM REMAINING TERM TO STATED MATURITY (MONTHS):      144
MINIMUM REMAINING TERM TO STATED MATURITY (MONTHS):       58
WTD. AVG. REMAINING TERM TO STATED MATURITY (MONTHS):    118

(1) In the case of ARD Loans, the anticipated repayment date is assumed to be the maturity date for the purposes of the foregoing table.



This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corp., Goldman, Sachs & Co. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including without limitation assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.


                    UNDERWITTEN DEBT SERVICE COVERAGE RATIOS

                                                                     WEIGHTED
                         NUMBER OF                  PERCENTAGE OF    AVERAGE                  WEIGHTED
                         UNDERYLING   CUT-OFF DATE     INITIAL       MORTGAGE   WEIGHTED      AVERAGE
 RAGNE OF                 MORTGAGE     PRINICPAL    MORTGAGE POOL    INTEREST   AVERAGE     CUT-OFF DATE
 U/W DSCRx                 LOANS        BALANCE        BALANCE        RATES     U/W DSCR      LTV RATIO
--------------------------------------------------------------------------------------------------------
1.20x - 1.21                 12      $  69,954,149       7.9%         8.2595%     1.20x         76.5%
1.22  - 1.23                 11        105,158,311      11.9%         8.3546%     1.23          74.5%
1.24  - 1.25                 22         99,279,989      11.2%         8.4070%     1.25          72.0%
1.26  - 1.27                 19        133,611,391      15.1%         8.4733%     1.26          72.7%
1.28  - 1.29                 16        154,789,890      17.5%         8.1879%     1.38          72.6%
1.30  - 1.39                 30        183,539,895      20.7%         8.5567%     1.34          64.3%
1.40  - 2.14x                18        139,907,815      15.8%         8.4647%     1.60          56.1%
                         -------------------------------------------------------------------------------
TOTAL WEIGHTED AVERAGE      128      $ 886,241,440     100.0%         8.4010%     1.32x         68.7%
                         ===============================================================================

MAXIMUM U/W DSCR:            2.14x
MINIMUM U/W DSCR:            1.20x
WTD. AVG. U/W.DSCR:          1.32x




                        CUT-OFF DATE LOAN-TO-VALUE RATIOS



                                                                    WEIGHTED
  RANGE OF               NUMBER OF                  PERCENTAGE OF    AVERAGE                  WEIGHTED
CUT-OFF DATE            UNDERYLING   CUT-OFF DATE      INITIAL       MORTGAGE   WEIGHTED      AVERAGE
LOAN-TO VALUE             MORTGAGE     PRINICPAL    MORTGAGE POOL    INTEREST   AVERAGE     CUT-OFF DATE
   RATIOS                  LOANS        BALANCE        BALANCE        RATES     U/W DSCR      LTV RATIO
--------------------------------------------------------------------------------------------------------
29.40% - 55.00%               8      $  92,111,768     10.4%          8.6893%     1.60x         41.5%
55.10% - 65.00%              10         98,232,260     11.1%          8.4220%     1.43          64.2%
65.10% - 67.50%              13         62,054,599      7.0%          8.6227%     1.33          66.1%
67.60% - 70.00%              11        108,383,791     12.2%          8.2183%     1.29          68.9%
70.10% - 72.50%              13        110,642,359     12.5%          8.3859%     1.28          71.4%
72.60% - 75.00%              31        225,070,571     25.4%          8.4075%     1.27          74.0%
75.10% - 77.50%              18        100,376,167     11.3%          8.3379%     1.23          76.4%
77.60% - 78.50%              11         56,292,569      6.4%          8.0958%     1.23          77.8%
78.60% - 79.50%               5          8,711,256      1.0%          8.3745%     1.30          79.1%
79.60% - 80.00%               8         24,366,100      2.7%          8.4570%     1.28          79.8%
                         -------------------------------------------------------------------------------
TOTAL WEIGHTED AVERAGE      128      $ 886,241,440     100.0%         8.4010%     1.32x         68.7%
                         ===============================================================================

MAXIMUM CUT-OFF DATE LTV RATIO:            80.0%
MINIMUM CUT-OFF DATE LTV RATIO:            29.4%
WTD. AVG. CUT-OFF DATE LTV RATIO:          68.7%



This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corp., Goldman, Sachs & Co. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including without limitation assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.


                    CUT-OFF DATE PRINCIPAL BALANCES

                                                                                 WEIGHTED
   RANGE OF                          NUMBER OF                  PERCENTAGE OF    AVERAGE                  WEIGHTED
 CUT-OFF DATE                        UNDERYLING   CUT-OFF DATE     INITIAL       MORTGAGE   WEIGHTED      AVERAGE
  PRINCIPAL                           MORTGAGE     PRINICPAL    MORTGAGE POOL    INTEREST   AVERAGE     CUT-OFF DATE
  BALANCES                             LOANS        BALANCE        BALANCE        RATES     U/W DSCR     LTV RATIO
--------------------------------------------------------------------------------------------------------------------
$    387,652   -       500,000            6      $   2,797,317      0.3%          8.8920%     1.44x         63.9%
     500,001   -       750,000           12          7,378,700      0.8%          8.9740%     1.32          72.5%
     750,001   -     1,000,000           10          8,783,096      1.0%          8.9506%     1.27          71.5%
   1,000,001   -     1,250,000            9         10,219,127      1.2%          8.7465%     1.25          76.0%
   1,250,001   -     1,500,000            8         11,477,041      1.3%          8.7052%     1.45          64.5%
   1,500,001   -     1,750,000            7         11,181,653      1.3%          8.7531%     1.30          71.4%
   1,750,001   -     2,000,000            7         13,279,450      1.5%          8.6330%     1.32          70.9%
   2,000,001   -     3,000,000           12         29,227,344      3.3%          8.6045%     1.29          73.6%
   3,000,001   -     4,000,000            8         28,681,682      3.2%          8.5008%     1.29          71.5%
   4,000,001   -     5,000,000            7         32,476,259      3.7%          8.3472%     1.37          69.3%
   5,000,001   -     6,000,000            3         16,341,214      1.8%          8.4138%     1.33          72.8%
   6,000,001   -     8,500,000           10         74,517,905      8.4%          8.3231%     1.28          72.9%
   8,500,001   -     9,500,000            4         35,738,565      4.0%          8.3452%     1.24          73.8%
   9,500,001   -    10,000,000            3         29,267,662      3.3%          8.5252%     1.31          69.1%
  10,000,001   -    11,250,000            1         11,130,000      1.3%          8.8400%     1.26          73.0%
  11,250,001   -    12,000,000            2         23,487,035      2.7%          8.07695     1.24          75.2%
  12,000,001   -    19,500,000            7        113,959,641     12.9%          8.4589%     1.29          70.5%
  19,500,000   -    34,500,000            6        165,547,123     18.7%          8.3242%     1.27          72.5%
  34,500,001   -  $ 55,941,966            6        260,780,628     29.4%          8.3291%     1.41          61.2%
                                     -------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                  128      $ 886,241,440    100.0%          8.4010%     1.32x         68.7%
                                     ===============================================================================

MAXIMUM CUT-OFF DATE PRINCIPAL BALANCE:            $  55,941,966
MINIMUM CUT-OFF DATE PRINCIPAL BALANCE:            $     387,652
WTD. AVG. CUT-OFF DATE PRINCIPAL BALANCE:          %   6,923,761




                 UNDERLYING MORTGAGE LOANS BY AMORTIZATION TYPE



                                                                    WEIGHTED
                         NUMBER OF                  PERCENTAGE OF    AVERAGE                  WEIGHTED
                        UNDERYLING   CUT-OFF DATE     INITIAL       MORTGAGE   WEIGHTED       AVERAGE
                          MORTGAGE     PRINICPAL    MORTGAGE POOL    INTEREST   AVERAGE     CUT-OFF DATE
  LOAN TYPE                LOANS        BALANCE        BALANCE        RATES     U/W DSCR     LTV RATIO
--------------------------------------------------------------------------------------------------------
Ballon                      123      $ 805,139,830     90.8%          8.4195%     1.33x         68.7%
ARD                           5         81,101,610      9.2%          8.2168%     1.28          69.4%
                         -------------------------------------------------------------------------------
TOTAL WEIGHTED AVERAGE      128      $ 886,241,440    100.0%          8.4010%     1.32x         68.7%
                         ===============================================================================




This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corp., Goldman, Sachs & Co. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including without limitation assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.


                             MORTGAGE INTEREST RATES

                                                                                 WEIGHTED
                                     NUMBER OF                  PERCENTAGE OF    AVERAGE                  WEIGHTED
           RANGE OF                  UNDERLYING   CUT-OFF DATE     INITIAL       MORTGAGE   WEIGHTED      AVERAGE
           MORTGAGE                   MORTGAGE     PRINICPAL    MORTGAGE POOL    INTEREST   AVERAGE     CUT-OFF DATE
        INTEREST RATES                 LOANS        BALANCE        BALANCE        RATES     U/W DSCR      LTV RATIO
--------------------------------------------------------------------------------------------------------------------
      7.6600%  -   7.7500%                1      $   4,974,952      0.6%          7.6600%     1.75x         45.2%
      7.7510%  -   8.0000%                2         43,296,477      4.9%          7.9092%     1.21          77.1%
      8.0010%  -   8.2500%               20        278,019,570     31.4%          8.1449%     1.28          73.0%
      8.2510%  -   8.5000%               32        248,399,236     28.0%          8.3735%     1.32          70.9%
      8.5010%  -   8.7500%               29        199,428,297     22.5%          8.6337%     1.42          63.1%
      8.7510%  -   9.0000%               25         93,548,449     10.6%          8.8548%     1.31          59.7%
      9.0010%  -   9,2500%               15         15,889,551      1.8%          9.1222%     1.34          69.7%
      9.2510%  -   9.6600%                4          2,684,909      0.3%          9.4066%     1.24          70.4%
                                     -------------------------------------------------------------------------------
TOTAL WEIGHTED AVERAGE                  128      $ 886,241,440    100.0%          8.4010%     1.32x         68.7%
                                     ===============================================================================

MAXIMUM MORTGAGE INTEREST RATE:            9.6600%
MINIMUM MORTGAGE INTEREST RATE:            7.6600%
WTD. AVG. MORTGAGE INTEREST RATE:          8.4010%




                       OCCUPANY RATES AT UNDERWRITING (1)



                                                                    WEIGHTED
                         NUMBER OF                  PERCENTAGE OF    AVERAGE                  WEIGHTED
    RANGE OF            UNDERYLING   CUT-OFF DATE     INITIAL       MORTGAGE    WEIGHTED      AVERAGE
    OCCUPANCY             MORTGAGE     PRINICPAL    MORTGAGE POOL    INTEREST   AVERAGE     CUT-OFF DATE
  RATES AT U/W             LOANS        BALANCE        BALANCE        RATES     U/W DSCR      LTV RATIO
--------------------------------------------------------------------------------------------------------
81.0%  -  84.9%               3      $  12,397,354      1.4%          8.5881%     1.28x         66.6%
85.0%  -  89.9%              11         50,329,785      5.7%          8.5729%     1.26          70.1%
90.0%  -  94.9%              27        189,161,946     21.3%          8.4019%     1.34          70.1%
95.0%  -  97.4%              27        159,881,283     18.0%          8.5368%     1.30          66.2%
97.5%  - 100.0%              70        464,795,966     52.4%          8.3239%     1.33          69.0%
                         -------------------------------------------------------------------------------
TOTAL WEIGHTED AVERAGE      138      $ 876,566,334     98.9%          8.3976%     1.32x         68.7%
                         ===============================================================================



MAXIMUM OCCUPANCY RATE AT U/W:         100.0%
MINIMUM OCCUPANY RATE AT U/W:           81.0%
WTD. AVG. OCCUPANY RATE AT U/W:         96.3%

(1) Does not include the hotel property.


This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corp., Goldman, Sachs & Co. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including without limitation assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.


                        YEARS BUILT/YEARS RENOVATED (1)

                                                                                 WEIGHTED
                                     NUMBER OF                  PERCENTAGE OF    AVERAGE                  WEIGHTED
           RANGE OF                  MORTGAGED    CUT-OFF DATE     INITIAL       MORTGAGE   WEIGHTED      AVERAGE
            YEARS                      REAL        PRINICPAL    MORTGAGE POOL    INTEREST   AVERAGE     CUT-OFF DATE
       BUILT/RENOVATED               PROPERTIES     BALANCE        BALANCE        RATES     U/W DSCR     LTV RATIO
--------------------------------------------------------------------------------------------------------------------
      1967    -    1970                   4      $   7,690,006      0.9%          8.7735%     1.27x         71.7%
      1971    -    1980                   5         10,373,533      1.2%          8.6090%     1.27          74.0%
      1981    -    1990                  38        241,031,348     27.2%          8.3795%     1.33          71.1%
      1991    -    1999                  92        627,146,553     70.8%          8.4012%     1.32          67.7%
                                     -------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                  139      $ 886,241,440    100.0%          8.4010%     1.32x         68.7%
                                     ===============================================================================

MOST RECENT YEAR BUILT/RENOVATED:         1999
OLDEST YEAR BUILT/RENOVATED:              1967
WTD. AVG. YEAR BUILT/RENOVATED:           1995


(1) Year Built/Renovated reflects the later of the Year Built or the Year Renovated.


                      MORTGAGE POOL PREPAYMENT PROFILE(1)


                        NUMBER OF
                        UNDERLYING
          MONTHS SINCE   MORTGAGE     OUTSTANDING      $ OF POOL  % OF POOL
DATE      CUT-OFF DATE    LOANS       BALANCE(mm)       LOCKOUT     OPEN     TOTAL
-----------------------------------------------------------------------------------
Jun-00         0           128         $   886.2        100.00%     0.00%    100.0%
Jun-01        12           128         $   880.4        100.00%     0.00%    100.0%
Jun-02        24           128         $   873.9        100.00%     0.00%    100.0%
Jun-03        36           128         $   866.7        100.00%     0.00%    100.0%
Jun-04        48           128         $   859.1        100.00%     0.00%    100.0%
Jun-05        60           124         $   848.0        100.00%     0.00%    100.0%
Jun-06        72           124         $   838.7        100.00%     0.00%    100.0%
Jun-07        84           123         $   827.7        100.00%     0.00%    100.0%
Jun-08        96           123         $   817.0        100.00%     0.00%    100.0%
Jun-09       108           123         $   805.1         91.45%     8.55%    100.0%
Jun-10       120             1         $    37.8        100.00%     0.00%    100.0%
Jun-11       132             1         $    37.2        100.00%     0.005    100.0%


     (1) Calculated assuming that no Mortgage Loan prepays, defaults or is repurhcased prior to stated maturity, except that the ARD Loans are assumed to pay in full on their respective anticipated repayment dates. Otherwise calculated based on Maturity Assumptions to be set forth in the final prospectus supplement.


This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corp., Goldman, Sachs & Co. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including without limitation assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.


                     PREPAYMENT PROVISION AS OF CUT-OFF DATE


                                                                                  WEIGHTED
                                                                                  AVERAGE
                                  NUMBER OF                    PERCENTAGE OF     REMAINING    WEIGHTED
          RANGE OF                UNDERLYING    CUT-OFF DATE      INITIAL         LOCKOUT     AVERAGE
     REMAINING TERMS TO            MORTGAGE       PRINCIPAL    MORTGAGE POOL      PERIOD      MATURITY
  STATED MATURITY(YEARS)(1)          LOANS         BALANCE         BALANCE        (YEARS)    (YEARS)(1)
--------------------------------------------------------------------------------------------------------
       4.0    -    4.9                    4      $   2,707,822      0.3%          4.3         4.8
       6.0    -    6.9                    1            981,381      0.1%          6.0         6.5
       9.0    -    9.9                  115        766,092,237     86.4%          9.2         9.7
      10.0    -   10.9                    7         74,960,000      8.5%          9.6        10.0
      12.0    -   12.9                    1         41,500,000      4.7%         11.8        12.0
                                     -------------------------------------------------------------------
TOTAL WEIGHTED AVERAGE                  128      $ 886,241,440    100.0%          9.4         9.8
                                     ===================================================================

(1) In the case of the ARD Loans, the anticipated repayment date is assumed to be the maturity date for the purposes of the foregoing table.


                               PREPAYMENT OPTION



                                                                                  WEIGHTED
                                                                                  AVERAGE
                                  NUMBER OF                    PERCENTAGE OF     REMAINING    WEIGHTED
                                  UNDERLYING    CUT-OFF-DATE      INITIAL         LOCKOUT     AVERAGE
                                   MORTGAGE       PRINCIPAL    MORTGAGE POOL      PERIOD      MATURITY
    PREPAYMENT OPTION                LOANS         BALANCE         BALANCE        (YEARS)    (YEARS)(1)
--------------------------------------------------------------------------------------------------------
    Lockout/Defeasance               128       $ 886,241,440       100.0%           9.4          9.8
                                  ----------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE:              128       $ 886,241,440       100.0%           9.4          9.8
                                  ======================================================================


(1) In the case of the ARD Loans, the anticipated repayment date is assumed to be the maturity date for the purposes of the foregoing table.


This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corp., Goldman, Sachs & Co. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including without limitation assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

                           SIGNIFICANT MORTGAGE LOANS



                                                                                               PERCENTAGE OF
                                    PROPERTY              UNITS/             CUT-OFF DATE     INITIAL MORTGAGE     APPRAISED
# LOAN NAME                           TYPE             SQUARE FEET         PRINCIPAL BALANCE     POOL BALANCE        VALUE
------------------------------------------------------------------------------------------------------------------------------------
1) Connecticut Financial Center       Office               456,757           $  55,941,966           6.3%        $  86,100,000
------------------------------------------------------------------------------------------------------------------------------------
2) Presidio Apartments             Multifamily                 432              48,944,982           5.5%           70,500,000
------------------------------------------------------------------------------------------------------------------------------------
3) 77 Water Street                    Office               547,330              41,500,000           4.7%           92,000,000
------------------------------------------------------------------------------------------------------------------------------------
4) 777 3rd Avenue                     Office               571,753              40,000,000           4.5%          108,000,000
------------------------------------------------------------------------------------------------------------------------------------
5) Baldwin Commons                    Retail               327,844              37,984,176           4.3%           49,500,000
------------------------------------------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                                                       $ 224,371,124          25.3%        $ 406,100,000
                                                                           =========================================================




                                              MORTGAGE INTEREST                     CUT-OFF DATE
# LOAN NAME                                          RATE            U/W DSCR         LTV RATIO
--------------------------------------------------------------------------------------------------
1) Connecticut Financial Center                     8.3000%          1.50x              65.0%
--------------------------------------------------------------------------------------------------
2) Presidio Apartments                              8.0051%          1.28               69.4%
--------------------------------------------------------------------------------------------------
3) 77 Water Street                                  8.8400%          1.33               45.1%
--------------------------------------------------------------------------------------------------
4) 777 3rd Avenue                                   8.6400%          1.84               37.0%
--------------------------------------------------------------------------------------------------
5) Baldwin Commons                                  8.2000%          1.20               76.7%
--------------------------------------------------------------------------------------------------
TOTAL/WEIGHTED AVERAGE                              8.3790%          1.43x              59.3%
                                                 =================================================






         [PHOTO]                                                  [PHOTO]
Connecticut Financial Center                                Presidio Apartments




                                    [PHOTO]
                                 777 3rd Avenue



     [PHOTO]                                                         [PHOTO]
77 Water Street                                                 Baldwin Commons



This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corp., Goldman, Sachs & Co. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including without limitation assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

                          CONNECTICUT FINANCIAL CENTER










                                    [PHOTO]

















This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corp., Goldman, Sachs & Co. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including without limitation assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

                          CONNECTICUT FINANCIAL CENTER

                                LOAN INFORMATION
--------------------------------------------------------------------------------
Cut-off Date Principal Balance:       $55,941,966

% of Initial Mortgage Pool Balance:   6.3%

Mortgage Loan Seller:                 Column Financial, Inc.

Mortgage Interest Rate:               8.3000%

Balloon Term:                         10 years

Amortization Term:                    30 years

Call Protection:                      Prepayment Lockout; US Treasury
                                      defeasance permitted as of the 2 year
                                      anniversary of the date of initial
                                      issuance of the offered certificates

Cut-off Date LTV Ratio:               65.0%

Maturity/ARD LTV Ratio:               58.6%

U/W DSCR:                             1.50x

Cross Collateralization/Default:      No/No

Special Provisions:                   Cash Management
--------------------------------------------------------------------------------


                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Single Asset/Portfolio:               Single Asset

Property Type:                        Office

Location:                             New Haven, CT

Years Built/Renovated:                1990

Collateral:                           456,757 square foot Class "A", multi-
                                      tenanted office building

Property Management:                  Chase Management, LLC

Underwritten Net Cash Flow:           $7,614,712

Appraised Value:                      $86,100,000

Appriaisal Date:                      September 15, 1999

Occupancy Rate at U/W:                90%
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION:

Subject property is a 27-story, 456,757 square foot, Class "A", multi-tenanted office building that includes ground-level retail space and a nine-level parking garage, located in New Haven, CT. The subject overlooks Yale University and is adjacent to the New Haven City Hall and the United States Courthouse. The United Illuminating Company (S&P rated BBB+), a regional utility company, is the largest tenant, occupying 47.8% of the net rentable area with two leases expiring in 2012. Subject property rent roll also includes Fleet Bank (S&P rated A+) and Merrill Lynch & Co., Inc. (S&P rated AA-) as tenants. The borrowing entity has a leasehold interest in the subject property under a 125-year ground lease agreement with the City of New Haven that will expire in 2111.

The borrowing entity is 157 Church, LLC, an SPE 100% owned by Chase Enterprises ("Chase"), a leading property owner specializing in the management, leasing, acquisition and development of office, retail and residential properties, focusing on the Northeast and Southeast regions of the United States. Founded in 1952, Chase has developed, owned and managed over 3.6 million square feet of office buildings, 2.5 million square feet of retail shopping centers and 9,181 residential units.


This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corp., Goldman, Sachs & Co. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including without limitation assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

                               PRESIDIO APARTMENTS










                                     [PHOTO]
















This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corp., Goldman, Sachs & Co. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including without limitation assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

                               PRESIDIO APARTMENTS

                                LOAN INFORMATION
--------------------------------------------------------------------------------
Cut-off Date Principal Balance:       $48,944,982

% of Initial Mortgage Pool Balance:   5.5%

Mortgage Loan Seller:                 Column Financial, Inc.

Mortgage Interest Rate:               8.0051%

Term to Anticipated Repayment Date:   10 years

Amortization Term:                    30 years

Call Protection:                      Prepayment Lockout; US Treasury
                                      defeasance permitted as of the 2 year
                                      anniversary of the date of initial
                                      issuance of the offered certificates

Cut-off Date LTV Ratio:               69.4%

Maturity/ARD LTV Ratio:               62.2%

U/W DSCR:                             1.28x

Cross Collateralization/Default:      No/No

Special Provisions:                   Cash Management;
                                      Hyper-Amortization
--------------------------------------------------------------------------------


                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Single Asset/Portfolio:               Single Asset

Property Type:                        Multifamily

Location:                             Fremont, CA

Years Built/Renovated:                1998

Collateral:                           432-unit Class "A", garden-style
                                      multifamily complex

Property Management:                  M.H. Podell Company

Underwritten Net Cash Flow:           $5,522,663

Appraised Value:                      $70,500,000

Appraisal Date:                       April 18, 2000

Occupancy Rate at U/W:                98%
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION:

Subject is a 432-unit, Class "A", garden-style multifamily apartment complex constructed in phases between 1997 and 1998 on an 18.31-acre site in Fremont, CA, located in the region known as "Silicon Valley." Subject is 1/4 mile from the Fremont BART commuter rail station. Subject unti mix includes 180 1BR/1BA and 252 2BR/2BA apartments. Subject amenities include an indoor swimming pool, jacuzzi, recreation building, mature landscaping and carport parking. Some units at the property feature mountain views.

The loan was orginated by The Capital Company of America and subsequently purchased by Column. At the time of loan acquisition, Column performed real estate and legal due diligence in accordance with their standard loan origination policies and procedures. In connection with the issuance of the series 2000-CF1 certificates, Column will make customary representations and warranties with respect to the Presidio Apartments loan.

The borrowing entity is The Presidio LLC, an SPE whose members include Mapletree, LLC (71.2% interest), Nick Podell Revocable Trust (27.8% interest) and Infantry Corporation (1% interest). The principals of Borrower are owned by members of the Podell family. M.H. Podell Company, which developed the subject property, has been building and managing large institutional quality apartment complexees in the Silicon Valley region for the past 31 years. Subject property manger, Nicholas A. Stevens Company, a subidiary of M.H. Podell Company, currently manages 7 large multifamily properties totaling approximately 1,700 unios throughout the San Francisco Bay Area.

This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corp., Goldman, Sachs & Co. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including without limitation assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

                                77 Water Street







                                    [PHOTO]











This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corp., Goldman, Sachs & Co. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including without limitation assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

                                 77 WATER STREET

                                LOAN INFORMATION
--------------------------------------------------------------------------------
Cut-off Date Principal Balance:       $41,500,000

% of Initial Mortgage Pool Balance:   4.7%

Mortgage Loan Seller:                 Column Financial, Inc.

Mortgage Interest Rate:               8.8400%

Balloon Term:                         12 years

Amortization Term:                    30 years

Call Protection:                      Prepayment Lockout; US Treasury
                                      defeasance permitted as of the 2 year
                                      anniversary of the date of initial
                                      issuance of the offered certificates

Cut-off Date LTV Ratio:               45.1%

Maturity/ARD LTV Ratio:               39.8%

U/W DSCR:                             1.33x

Cross Collateralization/Default:      No/No

Special Provisions:                   Cash Management
--------------------------------------------------------------------------------


                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Single Asset/Portfolio:               Single Asset

Property Type:                        Office

Location:                             New York, NY

Years Built/Renovated:                1970/1998

Collateral:                           547,330 square foot Class "A", multi-
                                      tenanted office building

Property Management:                  Sage Realty Corporation

Underwritten Net Cash Flow:           $5,267,965

Appraised Value:                      $92,000,000

Appraisal Date:                       November 1, 1999

Occupancy Rate at U/W:                100%
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION:

Subject property is a 26-story, 547,330 square foot, Class "A", multi-tenanted office building located in the Financial District of downtown Manhattan, constructed in 1970 and renovated in 1998. Reliance Insurance Company, headquartered at the subject, is the largest tenant and occupied 54% of the net rentable area with a lease expiring February 29, 2012. Reliance Insurance Company is subject to an acquistion by insurer Leucadia National Corp., (S&P rated A-). Financial companies such as A.G. Edwards & Sons, Citicorp North America, Inc., (S&P rated AA-), and Morgan Stanley Dean Witter and Co.(S&P rated AA-), are other major tenants at the subject property. The borrowing entity has a leasehold interest in the subject property under a ground lease with Water Street Fee LLC that will expire December 31, 2040 (there are 3 successive renewal options of 15 years, 15 years and 12 years, respectively, creating an effective ground lease that expires in 2082).

The borrowing entity is Water Street Leasehold LLC, an SPE whose members include W-Water Lease LLC (50% interest/managing member) and St. Paul Fire and Marine Insurance (50% interest/member, S&P rate AA). Principals of Water Street Leasehold LLC, Melvyn Kaufman and Robert Kaufman actively control the borrowing entity through the William Kaufman Organization ("WKO") and the subject property manager, Sage Realty Corporation ("Sage"). WKO was founded in 1924 by William Kaufman, father to Melvyn Kaufman and Robert Kaufman. Today, WKO is one of the nation's major family owned real estate development concerns. Sage currently manages over 2.7 million square feet of office space in Manhattan.


This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corp., Goldman, Sachs & Co. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including without limitation assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

                                 777 3rd Avenue










                                    [PHOTO]














This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corp., Goldman, Sachs & Co. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including without limitation assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

                                 777 3RD AVENUE

                                LOAN INFORMATION
--------------------------------------------------------------------------------
Cut-off Date Principal Balance:       $40,000,000

% of Initial Mortgage Pool Balance:   4.5%

Mortgage Loan Seller:                 Column Financial, Inc.

Mortgage Interest Rate:               8.6400%

Balloon Term:                         10 years

Amortization Term:                    30 years

Call Protection:                      Prepayment Lockout; US Treasury
                                      defeasance permitted as of the 2 year
                                      anniversary of the date of initial
                                      issuance of the offered certificates

Cut-off Date LTV Ratio:               37.0%

Maturity/ARD LTD Ratio:               33.6%

U/W DSCR:                             1.84x

Cross Collateralization/Default:      No/No

Special Provisions:                   Cash Management
--------------------------------------------------------------------------------


                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Single Asset/Portfolio:               Single Asset

Property Type:                        Office

Location:                             New York, NY

Years Built/Renovated:                1963/1998

Collateral:                           571,753 square foot Class "A", multi-
                                      tenanted office building

Property Management:                  Sage Realty Corporation

Underwritten Net Cash Flow:           $6,870,731

Appraised Value:                      $108,000,000

Appraisal Date:                       November 1, 1999

Occupancy Rate at U/W:                100%
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION:

Subject property is a 38-story, 571,753 square foot, Class "A", multi-tenanted office building located in Mid-Town Manhattan, constructed in 1963 and renovated in 1998. The property is occupied with a stable tenant profile. Grey Advertising, Inc., headquartered at the subject, is the largest tenant and occupies 71% of the net rentable area. Grey Advertising, founded in 1917, is one of the largest advertising agencies in the United States. The borrowing entity has a leasehold interest in the subject property under a ground lease with 7 Third Avenue Fee LLC that will expire December 31, 2070.

The borrowing entity is 7 Third Avenue Leasehold LLC, an SPE whose members include W-7 Third Lease LLC (25.5% interest/managing member), Atlantic 777 Lease LLC (25.0% interest/member) and St. Paul Fire and Marine Insurance (49.5% interest/member, S&P rated AA). Principals of 7 Third Avenue Leasehold LLC, Melvyn Kaufman and Robert Kaufman actively control the Borrowing entity through the William Kaufman Organization ("WKO") and the subject property manager, Sage Realty Corporation ("Sage"). WKO was founded in 1924 by William Kaufman, father to Melvyn Kaufman and Robert Kaufman. Today, WKO is one of the nation's major family owned real estate development concerns. Sage currently manages over 2.7 million square feet of office space in Manahattan.


This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corp., Goldman, Sachs & Co. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including without limitation assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

                                 BALDWIN COMMONS




                                    [PHOTO]





                                    [PHOTO]






                                    [PHOTO]








This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corp., Goldman, Sachs & Co. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including without limitation assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

                                 BALDWIN COMMONS

                                LOAN INFORMATION
--------------------------------------------------------------------------------
Cut-off Date Principal Balance:       $37,984,176

% of Initial Mortgage Pool Balance:   4.3%

Mortgage Loan Seller:                 Column Financial, Inc.

Mortgage Interest Rate:               8.2000%

Balloon Term:                         10 years

Amortization Term:                    30 years

Call Protection:                      Prepayment Lockout; US Treasury
                                      defeasance permitted as of the 2 year
                                      anniversary of the date of initial
                                      issuance of the offered certificates

Cut-off Date LTV Ratio:               76.7%

Maturity/ARD LTV Ratio:               69.0%

U/W DSCR:                             1.20x

Cross Collateralization/Default:      No/No

Special Provisions:                   Cash Management
--------------------------------------------------------------------------------


                              PROPERTY INFORMATION
--------------------------------------------------------------------------------
Single Asset/Portfolio:               Single Asset

Property Type:                        Retail

Location:                             Orion, MI

Years Built/Renovated:                1999

Collateral:                           327,844 square foot power center anchored
                                      by credit tenants

Property Management:                  Kirco Management Services, Ltd.

Underwritten net Cash Flow:           $4,108,556

Appraised Value:                      $49,500,000

Appraisal Date:                       April 14, 2000

Occupancy Rate at U/W:                100%
--------------------------------------------------------------------------------

ADDITIONAL INFORMATION:

Subject property is a 327,844 square foot retail power center, constructed in 1999, and located in Orion, MI. Orion, a suburb of Detroit, which is residential in nature, also serves as a center for research and development and light industry. Major employers in the area include Daimler/Chrysler, Oakland University, Comerica Bank, Brand International and Volkswagen. Approximately 64% of the tenants are strong national/regional retailers, such as Kohls (S&P rated BBB+), Old Navy, Inc., (S&P rated A), Michaels Stores, Inc., (S&P rated BB), Linens 'N Things, OfficeMax, Inc. and Petco Supplies. In addition, 66% of the net rentable area is leased with maturity beyond the 10-year loan term.

The borrowing entity is Baldwin Commons L.L.C., an SPE whose members include John Rakolta, Jr. (50% interest), A. Mathew Kirilum II (25% interest), Daniel Stern (12.5% interest) and Chris Brochert (12.5% interest). The principals, Chris Brochert and Daniel Stern, have been partners in over 30 retail centers ranging in size from 31,00 square feet to 550,000 square feet. Subject property manager, Kirco Managment Services, Ltd., currently manages in excess of 4 million square feet of office, industrial, and commerical space primarily in southeast Michigan.


This investment summary is prepared solely for informational purposes and no offer to sell or solicitation of any offer to purchase securities is being made hereby. This summary is for use by Donaldson, Lufkin & Jenrette Securities Corp., Goldman, Sachs & Co. and Salomon Smith Barney Inc. (collectively, the "Underwriters") and their personnel to assist in determining whether potential investors wish to proceed with an in-depth investigation of the proposed offering. While the information contained herein is from sources believed to be reliable, it has not been independently verified by the Underwriters or any of their respective affiliates, and those entities make no representations or warranties with respect to the information contained herein or as to the appropriateness, usefulness or completeness of these materials. Any computational information set forth herein, including without limitation any computations of yields and weighted average lives, is hypothetical and based on certain assumptions, including without limitation assumptions regarding the absence of voluntary and involuntary prepayments or the timing of such occurrences. The actual characteristics and performance of the mortgage loans will differ from those assumptions and those differences may be material. This document is subject to errors, omissions and changes in the information and is subject to modification or withdrawal at any time with or without notice. The contents herein are not to be reproduced without the express written consent of the Underwriters. THE INFORMATION CONTAINED HEREIN SUPERSEDES ANY AND ALL INFORMATION CONTAINED IN ANY PREVIOUSLY FURNISHED SUMMARIES, MEMORANDA OR TERM SHEETS AND WILL BE SUPERSEDED BY ANY SUBSEQUENTLY FURNISHED SIMILAR MATERIALS. THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement has been received by a potential investor and such investor has complied with all additional related offering requirements. The Underwriters expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

INFORMATION CONTAINED ON THIS DISKETTE DATED, JUNE 5, 2000, IS SUBJECT TO COMPLETION OR AMENDMENT.

THIS DISKETTE RELATES TO THE DLJ COMMERCIAL MORTGAGE CORP., COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2000-CF1, CLASS S, CLASS A-1A, CLASS A-1B, CLASS A-2, CLASS A-3, CLASS A-4, CLASS B-1 AND CLASS B-2 (THE "OFFERED CERTIFICATES"). THE INFORMATION CONTAINED ON THIS DISKETTE IS PROVIDED TO FACILITATE YOUR REVIEW OF THE COLLATERAL UNDERLYING THE OFFERED CERTIFICATES. THE INFORMATION ON THIS DISKETTE CONSTITUTES A COLLATERAL TERM SHEET PREPARED SOLELY FOR INFORMATIONAL PURPOSES. No offer to sell or solicitation of any offer to purchase securities is being made hereby. While the information contained hereon is from sources believed to be reliable, it has not been independently verified by Donaldson, Lufkin & Jenrette Securities Corporation, Goldman, Sachs & Co., Salomon Smith Barney Inc. or any of their respective affiliates. Therefore, none of Donaldson, Lufkin & Jenrette Securities Corporation, Goldman, Sachs & Co., Salomon Smith Barney Inc. nor any of their respective affiliates makes any representations or warranties with respect to the information contained hereon or as to the appropriateness, usefulness or completeness of these materials. The information on this diskette is subject to errors, omissions and changes and is subject to modification or withdrawal at any time with or without notice. The information on this diskette supersedes any and all information contained in any previously furnished collateral term sheets and shall be superseded by any subsequently furnished similar materials. The information on this diskette shall be superseded by a final prospectus and prospectus supplement with respect to the Offered Certificates. No purchase of any securities may be made unless and until a final prospectus and prospectus supplement with respect to the Offered Certificates has been received by a potential investor and such investor has complied with all additional related offering requirements. The contents of this diskette are not to be reproduced without the express written consent of Donaldson, Lufkin & Jenrette Securities Corporation, Goldman, Sachs & Co. and Salomon Smith Barney Inc. Donaldson, Lufkin & Jenrette Securities Corporation, Goldman, Sachs & Co., Salomon Smith Barney Inc. and their affiliates expressly reserve the right, at their sole discretion, to reject any or all proposals or expressions of interest in the subject proposed offering and to terminate discussions with any party at any time with or without notice.

Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement relating to the Offered Certificates in making their investment decisions.


DLJ Commercial Mortgage Corp.
Commercial Mortgage Pass-Through Certificates Series 2000-CF1
Preliminary Information
June 5, 2000


#      Property Name                                        Management Company
--------------------------------------------------------------------------------------------------------
1      Connecticut Financial Center                         Chase Management, LLC
2      Presidio Apartments                                  M.H. Podell Company
3      77 Water Street                                      Sage Realty Corporation
4      777 3rd Avenue                                       Sage Realty Corporation
5      Baldwin Commons                                      Kirco Management Services, Ltd.
6      San Mateo Plaza                                      Matteson Realty Services, Inc.
7      Glendale Marketplace                                 Regent Properties, Inc.
8      Flagship Phase 1
8a     Regional Place Apartments                            Flagship Management Corporation
8b     Ashton Park Apartments                               Flagship Management Corporation
8c     Meadowbrook Apartments                               Flagship Management Corporation
8d     Parkside Apartments                                  Flagship Management Corporation
8e     Ashwood Park Apartments                              Flagship Management Corporation
9      Sonora Village Shopping Center                       Westwood Financial Corp.
10     West Covina Village Shopping Center                  Hassen Development Corporation
11     Boulder Park Apartments                              The Hayman Company
12     One Congress Center                                  Anvan/Midwest Realty Management Company
13     Royal Coachman Resort  (1A)                          National Home Communities, L.L.C.
14     Paradise Park Resort  (1A)                           National Home Communities, L.L.C.
15     Vacation Village Travel Resort  (1A)                 National Home Communities, L.L.C.
16     Alliance CF 3
16a    Sage Hollow Apartments                               Alliance Residential Management, L.L.C.
16b    The Gardens Apartments                               Alliance Residential Management, L.L.C.
16c    Elm Creek Apartments                                 Alliance Residential Management, L.L.C.
17     Village of the Four Seasons Mobile Home Park  (1B)   National Home Communities, L.L.C.
18     Parque La Quinta Mobile Home Park  (1B)              National Home Communities, L.L.C.
19     Las Palmas Mobile Home Park  (1B)                    National Home Communities, L.L.C.
20     North Mathilda Office Center                         Matteson Realty Services, Inc.
21     Gateway Plaza                                        REI Investments, Inc.
22     Mansion House                                        Love Management Company, Inc.
23     Paradyne Corporation                                 Savitar Realty Advisors
24     Alliance CF 1
24a    The Place at Green Trails Apartments                 Alliance Residential Management, L.L.C.
24b    The Harbour Apartments                               Alliance Residential Management, L.L.C.
25     Christmas Tree Shop Plaza & Staples Plaza            Avon Properties, Inc.
26     Savannah Grand Apartments                            EPT Management Company
27     University Avenue Park                               Owner Managed
28     Holiday Inn Select                                   William A. Meyer & Richard G. Jabara
29     Klahanie Village Shopping Center                     Claremont Development Company, Inc.
30     Alliance CF4
30a    Tanglebrook Apartments                               Alliance Residential Management, L.L.C.
30b    Steeplechase Apartments                              Alliance Residential Management, L.L.C.
31     Brookfield III Office Building                       Etkin Management, L.L.C.
32     Birch Street Promenade                               CIM Group LLC
33     Tops Plaza Shopping Center                           Owner Managed
34     The Market Shopping Center                           The Rinker Company
35     Dyncorp Building                                     Fitzgerald & Matan Property Management, Inc.
36     Maroa Park Apartments                                JBT Properties, Inc.
37     Belleview Plaza Shopping Center                      Infinity Property Management Corp.
38     Perimeter Square West                                TMW Management, LLC
39     Ramsgate Apartments                                  Owner Managed
40     Norwood Center                                       Passco Property Management, Inc.
41     Alliance CF 2
41a    Deerbrook Forest Apartments                          Alliance Residential Management, L.L.C.
41b    Chalfonte Apartments                                 Alliance Residential Management, L.L.C.
42     The 495 Technology Center                            Owner Managed
43     The Village Shopping Center                          Owner Managed
44     Blue Ridge Office Building                           Community Habitat, Inc.
45     Sundance Apartments                                  Owner Managed
46     The Park                                             Prime Time Properties, Inc.
47     Stevenson Ranch Plaza Phase II                       DSB Properties, Inc.
48     Woodward Pavilion Shopping Center                    Paynter Realty & Investments, Inc.
49     Decatur Twain Shopping Center                        NKE, Inc.
50     Walnut Hills Plaza                                   Passco Property Management, Inc.
51     Maple Leaf Apartments                                Equity Property Management, LLC
52     Colerain Towers                                      Metro Prop Realty, Inc.
53     Sierra Mobile Estates                                Owner Managed
54     Spring Street Business Park                          Owner Managed
55     123-125 Broad Street                                 Paul Maggiore Builders Corp.
56     Galleria at the Renaissance                          Owner Managed
57     Canterbury Apartments                                I.D.M. Management, Inc.
58     Chester Commons                                      Capstone Management, Ltd.
59     Winsor Office Plaza                                  Timberland Partners Management Co.
60     Foxhaven Apartments                                  Owner Managed
61     The Residential Resort                               Owner Managed
62     Alvarado Place Apartments                            Owner Managed
63     Sherman Grove                                        Wesley Realty Group, Inc.
64     Aztec Square Shopping Center                         Homkor, Inc.
65     Renzi Portfolio
65a    Lithuanian Hall                                      Owner Managed
65b    Stable Court                                         Owner Managed
65c    Gaskill Court                                        Owner Managed
66     Selma Square Shopping Center Phase II                Owner Managed
67     Stonewood Village Retail Center                      Infinity Property Management Corp.
68     Fiesta Plaza                                         Owner Managed
69     Pecan Valley Manufactured Housing Community          Owner Managed
70     The Colonial Woods Apartments                        Owner Managed
71     Pikesville Plaza                                     Owner Managed
72     Autumn Brook Apartments                              Autumn Brook Apartments, Inc.
73     Ladley Building                                      Owner Managed
74     Monaco Village Shopping Center                       Dunton Realty Company
75     Westminster Townhouse Apartments                     Charles S. Williams Realty Investment Corporation
76     Bentley Place Apartments                             Owner Managed
77     King Louis XIV Apartments                            Peek/Howe Real Estate, Inc.
78     Cornerstone Chase Apartments                         Polaris Property Group, L.C.
79     Oakwood Manor Condominium Apartments                 Owner Managed
80     Pamida Hometown Values                               Owner Managed
81     Stahl Plaza                                          Owner Managed
82     Melrose Center Shops                                 Market Land Company, LLC
83     Autumn Chase / Whisper Cove Apartments               Owner Managed
84     Triangle Plaza Shopping Center                       Owner Managed
85     La Hacienda Apartments                               Owner Managed
86     Bel Air Center                                       Rouse Realty
87     Southwood Court Townhouses                           Owner Managed
88     1045 Sheridan Street                                 Levco Development Corp.
89     Coit Village Shopping Center                         S.F. Waranch Company, Inc.
90     Broadway Square                                      Owner Managed
91     Oak Hill Manor Apartments                            Owner Managed
92     Bayou Rouge Apartments                               Owner Managed
93     Franklin Square Apartments - Syracuse                Partnership Properties, Inc.
94     The Villages of Inwood Apartments                    Owner Managed
95     Laurel Tree Apartments                               Owner Managed
96     Liberty Ridge Apartments                             Owner Managed
97     Twelve Oaks Apartments                               Owner Managed
98     Catalina Apartments                                  Realty & Mortgage Co.
99     Hickory Hill Apartments                              IDPM
100    Washington Square and Lincoln Estates Apartments     Trail Head Land Development
101    Ruse De Ville Apartments                             Oak Leaf Management
102    Park Place Shopping Center                           Owner Managed
103    75 Midvale Road                                      Owner Managed
104    Quail Creek Arms Apartments                          United Management Services
105    Hampton Courts Apartments                            Cormorant Co., Inc.
106    Williamsburg Apartments                              Owner Managed
107    Winward II Apartments                                Owner Managed
108    Carriage Hill Apartments                             Owner Managed
109    Brookview Commons                                    Owner Managed
110    Southview and Westview Apartments                    Owner Managed
111    Creek Bend Apartments                                Owner Managed
112    The Willows Townhomes                                Owner Managed
113    Stuyvesant Avenue Apartments                         Owner Managed
114    National Mobile Home Park                            Owner Managed
115    Hollywood Video Store                                Owner Managed
116    Lakeview Apartments                                  LEDIC Management Group
117    16 and 18-20 Taylor Avenue Apartments                Owner Managed
118    Granite Court                                        Owner Managed
119    Timberlakes Apartments                               Owner Managed
120    Garden Creek Apartments                              Owner Managed
121    Royal Court Apartments                               Leaders Property Management Services, Inc.
122    Ponderosa Village Mobile Home Park                   Owner-Managed
123    Allen Place & Greenwood Apartments                   Owner Managed
124    Averil Way Apartments                                Lenn Kaptain Realtors
125    Cheverly 12 Warehouse                                Donohoe Real Estate Services
126    1055 Clarkson Apartments                             Owner Managed
127    Circle Apartments                                    Owner Managed
128    Windswept Apartments                                 Owner Managed


Total/Weighted Average:

(1A)  The Underlying Mortgage Loans secured by Royal Coachman Resort, Paradise Park Resort and Vacation Village Travel Resort are
      cross-collateralized and cross-defaulted, respectively.

(1B)  The Underlying Mortgage Loans secured by Village of the Four Seasons Mobile Home Park, Parque La Quinta Mobile Home Park and
      Las Palmas Mobile Home Park are cross-collateralized and cross-defaulted, respectively.

(2)   Does not include the hotel property.

(3)   In the case of cross-collateralized and cross-defaulted Underlying Mortgage Loans, the combined LTV is presented for each and every related Underlying Mortgage Loan.

(4)   At maturity with respect to Balloon Loans or at the ARD in the case of ARD Loans. There can be no assurance that the value of any particular Mortgaged Property will not have declined from the original appraisal value.

(5)   Underwritten NCF reflects the Net Cash Flow after U/W Replacement Reserves, U/W LC's and TI's and U/W FF&E.

(6)   U/W DSCR is based on the amount of the monthly payments presented. In the case of cross-collateralized and cross-defaulted
      Underlying Mortgage Loans the combined U/W DSCR is presented for each and every related Underlying Mortgage Loan.

(7)   Assumes a Cut-off Date of June 1, 2000.

(8)   In the case of the ARD Loans, the anticipated repayment date is assumed to be the maturity date for the purposes of the indicated column.

(9)   Anticipated Repayment Date.

(10)  Prepayment Provision as of Origination:
      L (x) = Lockout or Defeasance for x years
      O (x) = Prepayable at par for x years

(11)  "Yes" means that defeasance is permitted notwithstanding the Lockout Period.



                                                                                                        Zip
#      Address                                             City               County           State    Code    Property Type
------------------------------------------------------------------------------------------------------------------------------------
1      157 Church Street                                   New Haven          New Haven         CT     06511    Office
2      2000 Walnut Avenue                                  Fremont            Alameda           CA     94538    Multifamily
3      77 Water Street                                     New York           New York          NY     10005    Office
4      777 3rd Avenue                                      New York           New York          NY     10017    Office
5      4806-4868 Baldwin Road                              Orion              Oakland           MI     48359    Retail
6      1850 Gateway Drive                                  San Mateo          San Mateo         CA     94404    Office
7      140 South Brand Boulevard                           Glendale           Los Angeles       CA     91205    Retail
8
8a     3037 Mustang Drive                                  Grapevine          Tarrant           TX     76051    Multifamily
8b     2403 Pioneer Parkway                                Grand Prairie      Tarrant           TX     75051    Multifamily
8c     515 Bender Avenue                                   Humble             Harris            TX     77338    Multifamily
8d     8455 Will Clayton Parkway                           Humble             Harris            TX     77338    Multifamily
8e     3520 Burke Road                                     Pasadena           Harris            TX     77504    Multifamily
9      15640 North Pima Road                               Scottsdale         Maricopa          AZ     85260    Retail
10     301-477 North Azusa Avenue                          West Covina        Los Angeles       CA     91791    Retail
11     24 Kessler Farm Drive                               Nashua             Hillsborough      NH     03063    Multifamily
12     401 South State Street and 418 South Wabash Avenue  Chicago            Cook              IL     60605    Office
13     1070 Laurel Road East                               Nokomis            Sarasota          FL     34275    Manufactured Housing
14     1201 North Expressway 77                            Harlingen          Cameron           TX     78552    Manufactured Housing
15     6900 Ulmerton Road                                  Largo              Pinellas          FL     33771    Manufactured Housing
16
16a    10700 Fuqua Street                                  Houston            Harris            TX     77089    Multifamily
16b    1660 West T.C. Jester Boulevard                     Houston            Harris            TX     77008    Multifamily
16c    2911 Sycamore Springs Drive                         Houston            Harris            TX     77339    Multifamily
17     200 Ford Road                                       San Jose           Santa Clara       CA     95138    Manufactured Housing
18     305 South Willow Avenue                             Rialto             San Bernardino    CA     92376    Manufactured Housing
19     1025 South Riverside Avenue                         Rialto             San Bernardino    CA     92376    Manufactured Housing
20     755 North Mathilda Avenue and 680 Vaqueros Avenue   Sunnyvale          Santa Clara       CA     94086    Office
21     950 North Meridian Street                           Indianapolis       Marion            IN     46204    Office
22     300 North Fourth Street                             St. Louis          St. Louis City    MO     63102    Multifamily
23     8545 126th Avenue North                             Largo              Pinellas          FL     33773    Office
24
24a    1111 Houghton Road                                  Houston            Harris            TX     77450    Multifamily
24b    4040 Crow Road                                      Beaumont           Jefferson         TX     77706    Multifamily
25     15 and 20 Stockwell Drive                           Avon               Norfolk           MA     02322    Retail
26     3207 Rosebud Lane                                   Winter Park        Orange            FL     32792    Multifamily
27     26 Dartmouth Street                                 Westwood           Norfolk           MA     02090    Office
28      111 Route 173                                      Clinton            Hunterdon         NJ     08809    Hotel
29     4560 Klahanie Drive SE                              Issaquah           King              WA     98029    Retail
30
30a    1430 Fountainview                                   Houston            Harris            TX     77057    Multifamily
30b    2400 Loop 35                                        Alvin              Brazoria          TX     77511    Multifamily
31     31700 Middlebelt Road                               Farmington Hills   Oakland           MI     48334    Office
32     110, 260, and 330 Birch Street                      Brea               Orange            CA     92821    Mixed Use
33     1381 East Ridge Road                                Irondequoit        Monroe            NY     14609    Retail
34     8915 Market Place Northeast                         Lake Stevens       Snohomish         WA     98205    Retail
35     6101 Stevenson Avenue                               Alexandria         Alexandria City   VA     22304    Office
36     501 West Sierra Avenue                              Fresno             Fresno            CA     93704    Multifamily
37     7070 Aaron Aronov Drive                             Fairfield          Jefferson         AL     35064    Retail
38     1165 Perimeter Center West                          Atlanta            Dekalb            GA     30338    Retail
39     1407 Bernard Street                                 Denton             Denton            TX     76201    Multifamily
40     4211-4251 Norwood Avenue                            Sacramento         Sacramento        CA     95838    Retail
41
41a    17750 Highway 59 North                              Humble             Harris            TX     77396    Multifamily
41b    1715 Enclave Parkway                                Houston            Harris            TX     77077    Multifamily
42     153 Northboro Road                                  Southborough       Worcester         MA     01772    Industrial
43     19301, 19307 & 19361 Saticoy Street                 Reseda             Los Angeles       CA     91335    Retail
44     639 Granite Street                                  Braintree          Norfolk           MA     02184    Office
45     1670 Murray Boulevard                               Colorado Springs   El Paso           CO     80915    Multifamily
46     600 Park Drive                                      Warner Robins      Houston           GA     31088    Office
47     24955-24991 Pico Canyon Road                        Stevenson Ranch    Los Angeles       CA     91381    Retail
48     8805-8971 North Cedar Avenue                        Fresno             Fresno            CA     93720    Retail
49     3650 South Decatur Boulevard                        Las Vegas          Clark             NV     89103    Retail
50     18718-18750 Amar Road                               Walnut             Los Angeles       CA     91789    Retail
51     7106-7120 Broadway                                  Merrillville       Lake              IN     46410    Multifamily
52     5464 Bahama Terrace                                 Cincinnati         Hamilton          OH     45223    Multifamily
53     17225 & 17333 Valley Boulevard                      Fontana            San Bernardino    CA     92335    Manufactured Housing
54     3156-3160 Spring Street                             Fairfax            Fairfax           VA     22031    Industrial
55     123-125 Broad Street                                Boston             Suffolk           MA     02110    Office
56     1405-1409 Renaissance Boulevard                     Albuquerque        Bernalillo        NM     87107    Retail
57     3400 Northwest 29th Street                          Lauderdale Lakes   Broward           FL     33311    Multifamily
58     1120 Chester Avenue                                 Cleveland          Cuyahoga          OH     44114    Office
59     1935 West County Road B-2                           Roseville          Ramsey            MN     55113    Office
60     7275 Hickory Street                                 Frisco             Collin            TX     75034    Multifamily
61     8 and 11 Turtle Creek Lane                          East Hartford      Hartford          CT     06108    Multifamily
62     1475 South Alvarado Drive                           Colorado Springs   El Paso           CO     80910    Multifamily
63     627 Grove Street and 1549-1571 Sherman Avenue       Evanston           Cook              IL     60201    Mixed Use
64     4823 Highway 95                                     Fort Mohave        Mohave            AZ     86426    Retail
65
65a    924-32 East Moyamensing Avenue                      Philadelphia       Philadelphia      PA     19147    Multifamily
65b    213 Fitzwater Street                                Philadelphia       Philadelphia      PA     19147    Multifamily
65c    337 Gaskill Street                                  Philadelphia       Philadelphia      PA     19147    Multifamily
66     2775 and 2851 South Highland Avenue                 Selma              Fresno            CA     93662    Retail
67     5976 Memorial Drive                                 Stone Mountain     Dekalb            GA     30083    Retail
68     6711 Mullins Street                                 Houston            Harris            TX     77081    Multifamily
69     6507 Barksdale Boulevard                            Bossier City       Bossier           LA     71112    Manufactured Housing
70     6333 Windswept Lane                                 Houston            Harris            TX     77057    Multifamily
71     600 Reistertown Road                                Pikesville         Baltimore         MD     21208    Office
72     301 Autumn Brook Terrace                            Hueytown           Jefferson         AL     35023    Multifamily
73     500 South Arthur Avenue                             Louisville         Boulder           CO     80027    Industrial
74     2200 South Monaco Parkway                           Denver             Denver            CO     80222    Retail
75     600 Redmond Road                                    Rome               Floyd             GA     30165    Multifamily
76     2828 North Pine Hills Road                          Orlando            Orange            FL     32808    Multifamily
77     3121 Johnston Street                                Lafayette          Lafayette         LA     70503    Multifamily
78     3120-3152 Valley Meadow Drive                       Dallas             Dallas            TX     75220    Multifamily
79     4800 Oakwood Drive                                  Odessa             Ector             TX     79762    Multifamily
80     174 James Robertson Drive                           Gladwin            Gladwin           MI     48624    Retail
81     158 Mountain View Boulevard                         Wayne              Passaic           NJ     07470    Retail
82     2615 Franklin Pike                                  Nashville          Davidson          TN     37204    Retail
83     8600 Research Boulevard                             Austin             Travis            TX     78758    Multifamily
84     18030 Triangle Shopping Plaza                       Dumfries           Prince William    VA     22026    Retail
85     6100 Glenmont Drive                                 Houston            Harris            TX     77081    Multifamily
86     1200 Cirbyway and 1079 Sunrise Avenue               Roseville          Placer            CA     95661    Retail
87     24 State Street                                     Biddeford          York              ME     04005    Multifamily
88     1045 Sheridan Street                                Chicopee           Hampden           MA     01020    Industrial
89     6832 Coit Road                                      Plano              Collin            TX     75023    Retail
90     120 South White Horse Pike                          Hammonton          Atlantic          NJ     08037    Retail
91     7314 Oak Manor Drive                                San Antonio        Bexar             TX     78229    Multifamily
92     7110 East Kings Highway                             Shreveport         Caddo             LA     71115    Multifamily
93     460 North Franklin Square                           Syracuse           Onondaga          NY     13204    Multifamily
94     5710-5732 West Mount Houston Road                   Houston            Harris            TX     77088    Multifamily
95     17923 Arrow Boulevard                               Fontana            San Bernardino    CA     92335    Multifamily
96     6222 Loop 410 Northwest                             San Antonio        Bexar             TX     78238    Multifamily
97     105 Gattis School Road                              Round Rock         Williamson        TX     78664    Multifamily
98     7733 South Shore Drive                              Chicago            Cook              IL     60649    Multifamily
99     276 Stewart's Ferry Pike                            Nashville          Davidson          TN     37214    Multifamily
100    511 Washington Avenue & 711 East 7th Street         Monticello         Wright            MN     55362    Multifamily
101    7650 Clarewood Drive                                Houston            Harris            TX     77036    Multifamily
102    801-821 East Capitol Drive                          Milwaukee          Milwaukee         WI     53212    Retail
103    75 Midvale Road                                     Edison             Middlesex         NJ     08837    Industrial
104    9133 Northgate Boulevard                            Austin             Travis            TX     78758    Multifamily
105    26111 Pinehurst Street                              Roseville          Macomb            MI     48066    Multifamily
106    3105 Edenborn Avenue                                Metairie           Jefferson         LA     70002    Multifamily
107    4288-4292 Chaha Road                                Garland            Dallas            TX     75043    Multifamily
108    473 Whalley Avenue                                  New Haven          New Haven         CT     06411    Multifamily
109    4261 West 20th Street                               Cleveland          Cuyahoga          OH     44109    Multifamily
110    2505 West Violet Street & 4827 Melton Lane          Tampa              Hillsborough      FL     33614    Multifamily
111    1013 East Interstate 30                             Garland            Dallas            TX     75043    Multifamily
112    3712 Coral Springs Drive                            Coral Springs      Broward           FL     33065    Multifamily
113    818 Stuyvesant Avenue                               Irvington          Essex             NJ     07111    Multifamily
114    5311 East Archer Street                             Tulsa              Tulsa             OK     74115    Manufactured Housing
115    11602 South Memorial Parkway                        Huntsville         Madison           AL     35803    Retail
116    100 Lakeview Boulevard                              Glasgow            Barren            KY     42141    Multifamily
117    16 and 18-20 Taylor Avenue                          Norwalk            Fairfield         CT     06854    Multifamily
118    431-433 West Gay Street                             West Chester       Chester           PA     19380    Multifamily
119    1041 East Interstate Highway 30                     Garland            Dallas            TX     75043    Multifamily
120    1033, 1037, & 1041 East Interstate 30               Garland            Dallas            TX     75043    Multifamily
121    2031 North Prairie Avenue                           Dallas             Dallas            TX     75204    Multifamily
122    2027 Read Street                                    Omaha              Douglas           NE     68111    Manufactured Housing
123    46 Allen Place & 17 Greenwood Street                Hartford           Hartford          CT     06106    Multifamily
124    6143 Averill Way                                    Dallas             Dallas            TX     75225    Multifamily
125    4801-4823 Lydell Road                               Cheverly           Prince George's   MD     20781    Industrial
126    1055 Clarkson Street                                Denver             Denver            CO     80218    Multifamily
127    1527 South Austin Street                            Denison            Grayson           TX     75020    Multifamily
128    2703-2707 Windswept Cove                            Austin             Travis            TX     78745    Multifamily



                                           Units/
                                          Sq. Ft./                                           Occupancy      Date of
             Property       Mortgage       Rooms/     Fee Simple/       Year       Year       Rate at      Occupancy
#            Sub-type       Loan Seller     Pads       Leasehold       Built     Renovated    U/W (2)        Rate
-----------------------------------------------------------------------------------------------------------------------
1                           Column          456,757    Leasehold        1990        N/A         90%         9/1/99
2                           Column              432       Fee           1998        N/A         98%         4/18/00
3                           Column          547,330    Leasehold        1970       1998         97%         11/1/99
4                           Column          571,753    Leasehold        1963       1998         100%        11/1/99
5            Anchored       Column          327,844       Fee           1999        N/A         100%        4/1/00
6                           Column          135,085       Fee           1990        N/A         100%        2/1/00
7            Anchored       Column          160,881       Fee           1998        N/A         100%        5/1/99
8                           Column
8a                                              218       Fee           1974       1999         91%         2/16/00
8b                                              256       Fee           1983       1999         95%         2/16/00
8c                                              260       Fee           1983       1999         93%         2/17/00
8d                                              160       Fee           1983       1999         86%         2/17/00
8e                                              144       Fee           1984       1999         89%         4/20/00
9            Anchored       Column          252,867       Fee           1996       1998         98%         8/1/99
10           Anchored       Column          231,486       Fee           1983       1998         93%         3/1/00
11                          Column              482       Fee           1989       1999         97%         3/1/00
12                          Column          479,948       Fee           1893       1995         99%         11/1/99
13                          Column              548       Fee           1970       1985         90%         1/31/00
14                          Column              548       Fee           1974       1990         100%        1/31/00
15                          Column              292       Fee           1974       1985         90%         1/31/00
16                          Column
16a                                             252       Fee           1979       1994         97%        10/26/99
16b                                             246       Fee           1983       1999         93%        10/26/99
16c                                             168       Fee           1984       1995         92%        10/26/99
17                          Column              271       Fee           1972       1984         100%        1/1/00
18                          Column              166       Fee           1972        N/A         99%         1/1/00
19                          Column              136       Fee           1968        N/A         100%        1/1/00
20                          Column          105,000       Fee           1998        N/A         100%       11/29/99
21                          Column          283,887       Fee           1987       1999         98%         11/1/99
22                          Column              416    Leasehold        1967       1989         87%         8/31/99
23                          Column          332,689       Fee           1980       1990         100%        4/6/00
24                          Column
24a                                             275       Fee           1983       1994         97%        10/28/99
24b                                             232       Fee           1982       1995         88%        10/26/99
25           Anchored       Column          100,468       Fee           1990       1993         100%        4/1/00
26                          Column              256       Fee           1974       1998         90%         1/28/00
27                          Column          174,119       Fee           1969       1999         100%        1/1/00
28         Full Service     Column              142       Fee           1984       1999         N/A           N/A
29       Shadow Anchored    Column           63,921       Fee           1999        N/A         84%         3/1/00
30                          Column
30a                                             127       Fee           1973       1996         97%        10/23/99
30b                                             171       Fee           1975       1997         86%        10/25/99
31                          Column           92,750       Fee           1988        N/A         100%        1/1/00
32      Retail/Multifamily  Column           53,531       Fee           1999        N/A         100%        8/15/99
33           Anchored       Column          142,827       Fee           1983       1991         92%         7/31/99
34           Anchored       Column           68,950       Fee           1999        N/A         94%         2/1/00
35                          Column           76,589       Fee           1985        N/A         100%        3/1/00
36                          Column              248       Fee           1986        N/A         97%        12/10/99
37           Anchored       Column          225,541       Fee           1972       1987         94%        10/31/99
38           Anchored       Column           62,875       Fee           1995        N/A         100%        3/1/00
39                          Column              279       Fee           1983       1995         94%         2/22/00
40           Anchored       Column           75,970       Fee           1994       1999         100%        11/1/99
41                          Column
41a                                             152       Fee           1982       1997         97%        10/26/99
41b                                              86       Fee           1983       1998         92%        10/25/99
42                          Column          148,719       Fee           1999        N/A         95%         3/1/00
43           Anchored       Column           84,304       Fee           1990        N/A         86%         3/1/00
44                          Column           74,895       Fee           1984        N/A         92%         4/12/00
45                          Column              147       Fee           1971       1994         97%         2/28/00
46                          Column          106,733       Fee           1983       1999         100%        10/1/99
47           Anchored       Column           62,200       Fee           1999        N/A         100%       12/15/99
48       Shadow Anchored    Column           42,686       Fee           1999        N/A         97%         4/3/00
49          Unanchored      Column           50,174       Fee           1987        N/A         97%         8/1/99
50       Shadow Anchored    Column           39,730       Fee           1985       1987         97%         12/1/99
51                          Column               96       Fee           1997       1999         100%        4/18/00
52                          Column              257       Fee           1965       1999         97%         4/20/99
53                          Column              213       Fee           1972       1973         96%         1/1/00
54                          Column           53,268       Fee           1988        N/A         100%        2/1/00
55                          Column           28,232       Fee           1890       1999         98%         12/6/99
56           Anchored       Column           40,100       Fee           1999        N/A         100%        4/1/00
57                          Column              120       Fee           1973       1994         99%         8/31/99
58                          Column           58,428       Fee           1923       1999         89%         1/1/00
59                          Column           74,601       Fee           1970       1991         91%         4/18/00
60                          Column               96       Fee           1984       1999         98%         4/4/00
61                          Column              120       Fee           1966       1990         97%         1/31/00
62                          Column              100       Fee           1984        N/A         96%         3/13/00
63        Office/Retail     Column           44,798       Fee           1928       1999         99%         1/24/00
64          Unanchored      Column           25,904       Fee           1998        N/A         95%        12/31/99
65                          Column
65a                                              21       Fee           1900       1996         100%        11/5/99
65b                                               9       Fee           1900       1984         100%        11/5/99
65c                                              12       Fee           1900       1996         100%        11/5/99
66           Anchored       Column           27,100       Fee           1999        N/A         100%        1/5/00
67          Unanchored      Column           50,165       Fee           1970       1989         100%       10/25/99
68                          Column              177       Fee           1970        N/A         95%         11/1/99
69                          Column              222       Fee           1985       1999         86%         1/31/00
70                          Column              112       Fee           1980        N/A         99%         1/1/00
71                          Column           59,025       Fee           1974       1996         85%         12/1/99
72                          Column               60       Fee           1992       1996         100%        11/1/99
73                          Column           27,677       Fee           1999        N/A         100%        4/1/00
74       Shadow Anchored    Column           48,630       Fee           1984        N/A         83%         1/1/00
75                          Column              104       Fee           1971       1992         97%         9/1/99
76                          Column              100       Fee           1969       1992         100%       12/31/99
77                          Column               88       Fee           1970        N/A         97%         11/5/99
78                          Column              166       Fee           1972       1999         92%        12/20/99
79                          Column               48       Fee           1981       1998         94%         1/1/00
80           Anchored       Column           42,476       Fee           1996        N/A         100%       10/13/99
81          Unanchored      Column           32,996       Fee           1940       1999         100%        4/26/00
82       Shadow Anchored    Column           17,660       Fee           1999        N/A         100%        12/1/99
83                          Column               84       Fee           1969       1998         100%        9/20/99
84          Unanchored      Column           85,596       Fee           1955       1999         97%         1/4/00
85                          Column              114       Fee           1970       1996         99%         1/1/00
86       Shadow Anchored    Column           32,200       Fee           1988        N/A         90%        12/15/99
87                          Column               42       Fee           1920       1985         100%        2/1/00
88                          Column           62,080       Fee           1979       1995         100%       12/22/99
89          Unanchored      Column           15,994       Fee           1997       1998         100%        3/31/00
90          Unanchored      Column           20,160       Fee           1973       1996         94%         8/1/99
91                          Column               58       Fee           1963       1997         98%        11/18/99
92                          Column               66       Fee           1984        N/A         100%        4/1/00
93                          Column              136       Fee           1990        N/A         88%         6/1/99
94                          Column               48       Fee           1984        N/A         100%        2/9/00
95                          Column               36       Fee           1989        N/A         94%         10/1/99
96                          Column               62       Fee           1981        N/A         98%         4/12/00
97                          Column               32       Fee           1984        N/A         100%        9/1/99
98                          Column               65       Fee           1967        N/A         88%        10/28/99
99                          Column               44       Fee           1964       1998         100%        11/1/99
100                         Column               42       Fee           1984       1997         100%        9/1/99
101                         Column               60       Fee           1964       1991         100%        8/1/99
102          Anchored       Column           17,160       Fee           1964       1988         81%         11/1/99
103                         Column           43,200       Fee           1980       1998         100%       10/15/99
104                         Column               44       Fee           1983       1998         98%        12/20/99
105                         Column               44       Fee           1968       1987         100%        8/31/99
106                         Column               52       Fee           1969       1996         92%        10/31/99
107                         Column               28       Fee           1985       1999         100%        4/28/00
108                         Column               22       Fee           1988        N/A         100%        12/1/99
109                         Column               64       Fee           1963       1988         97%         1/1/00
110                         Column               36       Fee           1972       1981         100%        4/1/00
111                         Column               26       Fee           1985       1999         92%         3/7/00
112                         Column               16       Fee           1985        N/A         100%        11/1/99
113                         Column               23       Fee           1940       1997         100%        1/6/00
114                         Column               87       Fee           1950       1986         91%         10/1/99
115         Unanchored      Column            5,040       Fee           1999        N/A         100%       10/22/99
116                         Column               48       Fee           1987       1998         94%         7/27/99
117                         Column               13       Fee           1890       1999         100%        2/1/00
118                         Column               16       Fee           1988        N/A         100%        10/1/99
119                         Column               23       Fee           1985       1999         96%         3/7/00
120                         Column               20       Fee           1985       1999         95%         3/7/00
121                         Column               35       Fee           1984       1999         97%        10/31/99
122                         Column               49       Fee           1953       1998         96%         9/30/99
123                         Column               50       Fee           1964       1999         98%         2/1/00
124                         Column                6       Fee           1958       1999         100%        11/1/99
125                         Column            28,615      Fee           1980        N/A         92%         3/1/00
126                         Column                12      Fee           1903       1998         100%        12/1/99
127                         Column                38      Fee           1965       1995         92%         11/1/99
128                         Column                18      Fee           1971        N/A         100%       12/31/99
                                                                     ------------------------------------
                                                                        1981       1995         96%
                                                                     ====================================



                                          Maturity/                                                                   Contractual
                              Cut-off        ARD                                                       Engineering     Recurring
            Appraised        Date LTV     Date LTV           U/W              U/W            U/W        Reserve at    Replacement
#             Value          Ratio (3)  Ratio (3) (4)        NOI            NCF (5)        DSCR (6)    Origination      Reserve
-----------------------------------------------------------------------------------------------------------------------------------
1           $ 86,100,000       65.0%        58.6%           $ 8,387,348    $ 7,614,712       1.50 x          $ 6,375      $ 112,500
2             70,500,000       69.4%        62.2%             5,630,663      5,522,663       1.28                N/A        108,000
3             92,000,000       45.1%        39.8%             6,532,153      5,267,965       1.33            151,736        127,072
4            108,000,000       37.0%        33.6%             7,316,146      6,870,731       1.84            357,588        147,547
5             49,500,000       76.7%        69.0%             4,257,378      4,108,556       1.20                N/A            N/A
6             49,700,000       73.3%        65.7%             4,419,776      4,124,749       1.28                N/A            N/A
7             41,000,000       77.6%        69.6%             3,492,752      3,402,094       1.22                N/A            N/A
8             39,690,000       74.4%        67.7%             3,677,757      3,418,257       1.23            265,256        253,100
8a             9,120,000                                        872,376        817,876                        68,513         54,500
8b             9,835,000                                        880,828        816,828                         2,563         57,600
8c             9,410,000                                        870,160        805,160                         8,813         65,000
8d             6,650,000                                        601,262        561,262                         2,750         40,000
8e             4,675,000                                        453,131        417,131                       182,619         36,000
9             40,000,000       71.8%        66.5%             3,486,439      3,321,749       1.36                N/A         37,930
10            37,500,000       70.6%        63.7%             3,151,533      2,954,005       1.23                N/A         38,292
11            33,200,000       74.5%        67.0%             2,916,296      2,795,796       1.26             33,750        120,500
12            37,600,000       64.6%        58.6%             3,413,878      3,000,660       1.33            106,375            N/A
13            17,800,000       73.9%        66.9%             1,562,632      1,535,232       1.31              3,085            N/A
14             6,300,000       73.9%        66.9%               638,160        610,060       1.31              1,533            N/A
15             3,100,000       73.9%        66.9%               304,968        290,318       1.31                N/A            N/A
16            25,700,000       71.5%        64.8%             2,331,080      2,164,580       1.27            817,688        166,500
16a           10,850,000                                        988,163        925,163                       291,813         63,000
16b            8,750,000                                        814,865        753,365                       400,500         61,500
16c            6,100,000                                        528,052        486,052                       125,375         42,000
17            15,240,000       73.0%        67.5%             1,302,672      1,289,122       1.26             12,040            N/A
18             5,020,000       73.0%        67.5%               414,498        406,198       1.26              8,805            N/A
19             3,890,000       73.0%        67.5%               341,652        334,852       1.26             10,893            N/A
20            25,900,000       67.9%        61.2%             2,141,703      1,962,699       1.24                N/A            N/A
21            26,400,000       66.1%        60.2%             2,477,275      2,220,477       1.36                N/A            N/A
22            26,100,000       65.9%        59.9%             2,243,938      2,028,173       1.27            407,000        204,000
23            21,350,000       74.9%        67.5%             1,906,467      1,873,198       1.29                N/A         33,269
24            18,800,000       75.5%        68.5%             1,817,018      1,690,268       1.29            586,375        126,750
24a           11,100,000                                      1,012,787        944,037                       307,688         68,750
24b            7,700,000                                        804,231        746,231                       278,688         58,000
25            16,050,000       74.8%        67.1%             1,447,980      1,359,297       1.27                N/A         21,098
26            15,200,000       75.6%        67.6%             1,274,632      1,210,632       1.20             16,250         64,000
27            14,000,000       71.4%        64.5%             1,348,809      1,168,422       1.28              8,050         27,000
28            14,200,000       68.1%        57.7%             1,661,808      1,346,483       1.40              2,375          4.00%
29            14,200,000       67.6%        61.2%             1,179,562      1,107,744       1.25                N/A            N/A
30            12,150,000       77.2%        70.0%             1,152,384      1,077,884       1.24            930,781         74,500
30a           7,750,0000                                        724,163        692,413                       258,812         31,750
30b           4,400,0000                                        428,221        385,471                       671,969         42,750
31            12,800,000       69.3%        62.6%             1,118,723      1,007,464       1.25             45,000            N/A
32            12,050,000       73.2%        66.2%             1,038,758        996,700       1.23                N/A          6,000
33            11,500,000       75.4%        68.0%             1,049,043        976,533       1.25             23,750         21,425
34            11,500,000       73.0%        65.7%               963,728        934,683       1.24                N/A            N/A
35            10,500,000       78.0%        70.4%               983,260        896,500       1.21                N/A            N/A
36            10,870,000       74.8%        67.4%               988,468        925,972       1.26                N/A         62,000
37            10,000,000       79.9%        72.6%             1,040,704        930,104       1.25             13,606         22,554
38            13,000,000       60.5%        54.3%             1,014,541        976,744       1.39                N/A            N/A
39            10,760,000       66.0%        54.9%             1,037,040        953,340       1.41            115,866         27,900
40             9,100,000       77.3%        69.7%               858,518        820,714       1.29                N/A            N/A
41             9,250,000       74.9%        67.9%               868,618        809,118       1.26            246,400         59,500
41a            5,450,000                                        502,021        464,021                       163,000         38,000
41b            3,800,000                                        366,597        345,097                        83,400         21,500
42             9,350,000       72.7%        65.5%               871,338        796,774       1.30                N/A         14,856
43             8,600,000       70.9%        63.9%               721,127        687,652       1.24                N/A            N/A
44             8,100,000       72.3%        64.9%               749,803        660,206       1.26             31,563            N/A
45             6,645,000       79.7%        66.2%               676,622        639,872       1.28              5,813         36,750
46             7,825,000       66.3%        60.6%               827,647        718,502       1.45              1,500         21,347
47            11,000,000       45.2%        40.3%               787,491        747,422       1.75                N/A            N/A
48             6,785,000       71.7%        65.6%               644,571        595,351       1.27                N/A            N/A
49             6,400,000       74.7%        67.9%               630,705        569,333       1.27              1,313          7,526
50             6,150,000       73.7%        66.6%               571,555        525,599       1.28             18,638            N/A
51             5,800,000       78.0%        70.2%               531,699        507,699       1.25                N/A         24,000
52             5,850,000       69.7%        63.0%               607,061        542,811       1.48             37,156         64,250
53             5,070,000       74.8%        67.8%               439,914        429,264       1.23              3,338            N/A
54             5,400,000       68.5%        61.9%               498,485        458,530       1.35             17,344         19,176
55             5,550,000       66.5%        56.0%               491,823        448,548       1.24                N/A          5,646
56             4,525,000       79.5%        71.4%               444,827        427,706       1.33                N/A            N/A
57             4,500,000       79.8%        71.7%               456,352        426,352       1.33                N/A         24,000
58             5,100,000       65.7%        59.5%               458,772        393,027       1.26             31,481            N/A
59             5,200,000       62.8%        57.3%               488,424        420,134       1.35                N/A            N/A
60             3,700,000       78.3%        70.9%               363,791        339,791       1.27              3,750         24,000
61             3,900,000       71.5%        64.9%               360,399        330,399       1.28              3,500         30,000
62             3,409,000       77.7%        64.4%               323,906        298,906       1.20             21,800         25,000
63             3,675,000       70.5%        64.2%               364,522        328,519       1.35                N/A            N/A
64             3,350,000       70.0%        63.2%               328,443        305,868       1.44                N/A            N/A
65             3,068,000       74.8%        68.8%               296,446        285,946       1.27                625         10,500
65a            1,400,000                                        133,521        128,271                           N/A          5,250
65b              828,000                                         79,492         77,242                           N/A          2,250
65c              840,000                                         83,433         80,433                           625          3,000
66             3,100,000       73.9%        66.9%               269,343        261,587       1.25                N/A            N/A
67             2,700,000       79.6%        73.2%               296,277        261,324       1.33                N/A          7,525
68             3,200,000       66.3%        56.1%               317,861        273,611       1.29             33,014         44,250
69             2,880,000       72.9%        66.2%               266,084        254,984       1.30                N/A            N/A
70             2,500,000       79.9%        71.8%               266,539        238,539       1.34                N/A            N/A
71             3,400,000       58.7%        49.9%               327,087        265,922       1.31             68,000         16,897
72             2,800,000       69.3%        62.6%               250,608        235,608       1.34              4,425         15,000
73             2,570,000       74.9%        67.8%               239,828        220,607       1.25                N/A            N/A
74             2,850,000       64.0%        58.2%               284,573        254,237       1.48             14,125            N/A
75             2,450,000       73.4%        67.0%               232,561        206,561       1.20              1,125         26,000
76             2,350,000       76.5%        64.9%               269,963        244,963       1.35                N/A         25,000
77             2,125,000       78.6%        71.1%               216,834        194,834       1.27             65,000         22,000
78             3,050,000       54.0%        49.7%               308,521        267,021       1.65            109,580            N/A
79             2,100,000       77.0%        70.2%               196,675        184,675       1.21                N/A         12,000
80             2,200,000       71.9%        65.5%               192,348        185,980       1.25                N/A            N/A
81             2,400,000       65.6%        55.5%               236,861        198,076       1.25             33,912            N/A
82             2,135,000       73.0%        66.3%               205,761        187,027       1.28                N/A            N/A
83             1,920,000       79.8%        72.7%               195,129        174,129       1.21                N/A         21,000
84             5,100,000       29.4%        24.7%               394,827        314,063       2.14                625            N/A
85             1,900,000       78.6%        71.0%               202,907        174,407       1.28             32,500            N/A
86             3,500,000       42.7%        36.1%               279,538        239,188       1.62              2,813            N/A
87             1,900,000       78.2%        70.8%               188,563        178,063       1.30                N/A         10,500
88             2,200,000       67.0%        57.0%               221,105        190,065       1.28              2,875          9,776
89             1,850,000       74.9%        68.2%               207,825        189,415       1.45                N/A            N/A
90             1,900,000       71.4%        64.9%               185,436        162,252       1.28                N/A          3,024
91             1,630,000       77.2%        71.0%               166,379        151,879       1.23                N/A         14,496
92             1,500,000       80.0%        72.9%               157,916        141,416       1.24              1,000         16,500
93             1,500,000       77.8%        70.6%               171,409        137,409       1.27              4,531         34,000
94             1,475,000       77.9%        70.4%               146,857        134,857       1.28                N/A         12,000
95             1,500,000       76.6%        70.1%               156,087        147,087       1.32                N/A          9,000
96             1,580,000       72.2%        65.9%               147,355        131,855       1.21                N/A         15,500
97             1,420,000       79.2%        72.5%               140,372        132,372       1.23                N/A          8,000
98             1,600,000       68.6%        62.9%               148,395        132,145       1.24                N/A         16,250
99             1,460,000       75.2%        68.4%               136,316        125,316       1.21            130,264         11,000
100            1,445,000       75.8%        68.8%               133,466        122,966       1.21              4,250         10,500
101            1,250,000       78.5%        74.6%               133,319        118,319       1.26             66,019         15,000
102            1,575,000       62.1%        57.3%               141,950        121,711       1.25             21,241          3,024
103            1,500,000       64.0%        46.8%               150,854        128,459       1.25              8,125            N/A
104            1,250,000       73.9%        68.0%               129,147        118,147       1.30                N/A         11,000
105            1,275,000       67.3%        60.9%               114,337        103,337       1.31             13,250         11,000
106            1,300,000       65.6%        60.0%               119,711        102,461       1.25                N/A         13,000
107            1,100,000       76.3%        73.9%               107,145        100,145       1.22                N/A          7,000
108            1,040,000       79.2%        72.0%               109,506        104,006       1.35                N/A          5,500
109            1,120,000       72.0%        65.7%               108,214         92,214       1.20                N/A         16,000
110              975,000       77.9%        66.6%               109,066        100,066       1.27              3,125          9,000
111              950,000       76.3%        73.9%                94,957         88,457       1.24                N/A          6,500
112              950,000       73.6%        67.1%                85,767         81,767       1.24                N/A          4,000
113              865,000       78.5%        71.6%                91,707         85,957       1.33                N/A          5,750
114              825,000       75.1%        68.9%                86,649         82,299       1.36              8,688          4,350
115            1,075,000       57.6%        48.7%                98,639         97,883       1.58                N/A            N/A
116              940,000       65.6%        60.0%                88,828         76,828       1.31              3,875         12,000
117              766,000       79.6%        72.3%                72,699         69,449       1.22              1,250          3,250
118              775,000       77.3%        70.9%                76,860         71,907       1.24                N/A          5,000
119              860,000       66.8%        64.7%                90,153         84,403       1.50                N/A          5,750
120              760,000       74.9%        72.6%                86,104         81,104       1.45                N/A          5,000
121              800,000       69.9%        64.6%                76,966         68,216       1.21                N/A          8,750
122              700,000       72.7%        66.3%                62,438         58,988       1.23              8,375          3,450
123              980,000       50.9%        36.4%               110,518         98,018       1.90              2,500         12,500
124              825,000       60.5%        55.2%                66,422         64,922       1.37                N/A          1,500
125            1,030,000       48.4%        41.2%                92,446         75,277       1.49             52,435            N/A
126              625,000       74.3%        67.5%                59,912         56,912       1.31              3,375          3,000
127              585,000       76.8%        70.4%                65,626         56,126       1.29              6,250          9,500
128              500,000       77.5%        72.0%                53,412         48,827       1.23              2,500            N/A
          ----------------------------------------------------------------------------
          $1,333,858,000       68.7%        61.9%          $116,567,434   $107,540,304
          ============================================================================




                          U/W
        Contractual    Recurring                                                          Percentage of                    Orig
         Recurring    Replacement        U/W           Original            Cut-off           Initial        Maturity      Amort.
#          LC&TI        Reserve         LC&TI          Balance           Balance (7)      Pool Balance       Balance       Term
------------------------------------------------------------------------------------------------------------------------------------
1                N/A    $ 91,351     $ 681,285       $ 56,000,000        $ 55,941,966        6.3%         $ 50,432,131     360
2                N/A     108,000           N/A         49,000,000          48,944,982        5.5%           43,823,856     360
3            507,648     127,073     1,137,115         41,500,000          41,500,000        4.7%           36,617,431     360
4            493,171     147,547       297,868         40,000,000          40,000,000        4.5%           36,300,186     360
5                N/A      32,784       116,038         38,000,000          37,984,176        4.3%           34,147,670     360
6            150,000      27,018       268,009         36,500,000          36,409,504        4.1%           32,653,546     360
7                N/A      16,088        74,570         32,000,000          31,809,442        3.6%           28,544,644     360
8                N/A     259,500           N/A         29,550,000          29,522,973        3.3%           26,877,649     360
8a               N/A      54,500           N/A
8b               N/A      64,000           N/A
8c               N/A      65,000           N/A
8d               N/A      40,000           N/A
8e               N/A      36,000           N/A
9                N/A      37,930       126,760         28,700,000          28,700,000        3.2%           26,590,500     360
10           150,000      38,292       159,236         26,500,000          26,489,591        3.0%           23,896,523     360
11               N/A     120,500           N/A         24,760,000          24,733,770        2.8%           22,256,865     360
12           375,000      95,990       317,228         24,300,000          24,291,348        2.7%           22,032,550     360
13               N/A      27,400           N/A         13,175,000          13,170,229        1.5%           11,934,886     360
14               N/A      28,100           N/A          4,725,000           4,723,289        0.5%            4,280,252     360
15               N/A      14,650           N/A          2,200,000           2,199,203        0.2%            1,992,921     360
16               N/A     166,500           N/A         18,417,890          18,369,957        2.1%           16,660,874     360
16a              N/A      63,000           N/A
16b              N/A      61,500           N/A
16c              N/A      42,000           N/A
17               N/A      13,550           N/A         11,130,000          11,130,000        1.3%           10,291,265     360
18               N/A       8,300           N/A          3,700,000           3,700,000        0.4%            3,421,175     360
19               N/A       6,800           N/A          2,800,000           2,800,000        0.3%            2,588,998     360
20            68,250      21,000       158,004         17,625,000          17,575,799        2.0%           15,845,055     360
21               N/A      56,774       200,024         17,500,000          17,456,115        2.0%           15,880,454     360
22               N/A     215,765           N/A         17,250,000          17,199,049        1.9%           15,621,847     360
23               N/A      33,269           N/A         16,000,000          15,993,640        1.8%           14,418,114     360
24               N/A     126,750           N/A         14,231,889          14,194,850        1.6%           12,874,207     360
24a              N/A      68,750           N/A
24b              N/A      58,000           N/A
25               N/A      22,103        66,580         12,000,000          12,000,000        1.4%           10,771,257     360
26               N/A      64,000           N/A         11,500,000          11,487,035        1.3%           10,281,488     360
27           152,051      34,824       145,563         10,000,000           9,996,119        1.1%            9,023,776     360
28               N/A        5.00%          N/A          9,750,000           9,675,107        1.1%            8,198,971     300
29               N/A       6,392        65,426          9,600,000           9,596,436        1.1%            8,684,594     360
30               N/A      74,500           N/A          9,403,577           9,379,104        1.1%            8,506,502     360
30a              N/A      31,750           N/A
30b              N/A      42,750           N/A
31            62,431      13,913        97,346          8,900,000           8,875,536        1.0%            8,012,348     360
32            54,000      10,708        31,350          8,845,000           8,817,752        1.0%            7,982,835     360
33               N/A      21,425        51,085          8,700,000           8,666,173        1.0%            7,821,719     360
34               N/A      10,294        18,751          8,400,000           8,396,515        0.9%            7,550,196     360
35               N/A      11,488        75,272          8,200,000           8,188,207        0.9%            7,387,914     360
36               N/A      62,496           N/A          8,150,000           8,127,366        0.9%            7,330,345     360
37               N/A      33,831        76,769          8,000,000           7,989,537        0.9%            7,257,126     360
38               N/A      16,458        21,339          7,860,000           7,860,000        0.9%            7,056,825     360
39               N/A      83,700           N/A          7,100,000           7,100,000        0.8%            5,911,582     300
40            39,000      11,395        26,409          7,050,000           7,030,471        0.8%            6,342,446     360
41               N/A      59,500           N/A          6,946,644           6,928,565        0.8%            6,283,954     360
41a              N/A      38,000           N/A
41b              N/A      21,500           N/A
42            40,909      14,872        59,692          6,800,000           6,797,244        0.8%            6,120,609     360
43               N/A       6,162        27,313          6,100,000           6,100,000        0.7%            5,498,312     360
44            82,317      14,694        74,903          5,860,000           5,857,503        0.7%            5,258,524     360
45               N/A      36,750           N/A          5,300,000           5,295,864        0.6%            4,400,258     300
46            60,000      21,347        87,798          5,200,000           5,187,846        0.6%            4,745,856     360
47               N/A       9,330        30,739          5,000,000           4,974,952        0.6%            4,435,975     360
48               N/A       6,403        42,817          4,875,000           4,865,316        0.5%            4,453,964     360
49               N/A      11,038        50,334          4,790,000           4,778,052        0.5%            4,348,646     360
50               N/A       6,348        39,608          4,550,000           4,532,675        0.5%            4,098,271     360
51               N/A      24,000           N/A          4,539,400           4,526,434        0.5%            4,072,379     360
52               N/A      64,250           N/A          4,100,000           4,075,542        0.5%            3,683,375     360
53               N/A      10,650           N/A          3,800,000           3,790,032        0.4%            3,435,152     360
54               N/A      19,176        20,779          3,700,000           3,698,598        0.4%            3,343,382     360
55            30,856       5,646        37,629          3,700,000           3,691,241        0.4%            3,107,294     300
56             4,980       6,015        11,106          3,600,000           3,598,466        0.4%            3,230,493     360
57               N/A      30,000           N/A          3,600,000           3,591,259        0.4%            3,227,481     360
58            58,716      10,517        55,228          3,350,000           3,348,792        0.4%            3,035,360     360
59            66,000      11,190        57,100          3,270,000           3,263,294        0.4%            2,979,173     360
60               N/A      24,000           N/A          2,900,000           2,898,915        0.3%            2,622,280     360
61               N/A      30,000           N/A          2,800,000           2,789,753        0.3%            2,530,702     360
62               N/A      25,000           N/A          2,650,000           2,647,906        0.3%            2,197,016     300
63            33,018       6,720        29,283          2,600,000           2,590,034        0.3%            2,361,062     360
64            19,500       3,886        18,689          2,350,000           2,343,590        0.3%            2,117,087     360
65               N/A      10,500           N/A          2,300,000           2,295,685        0.3%            2,111,665     360
65a              N/A       5,250           N/A
65b              N/A       2,250           N/A
65c              N/A       3,000           N/A
66               N/A       4,065         3,691          2,300,000           2,291,356        0.3%            2,074,043     360
67               N/A       7,525        27,428          2,150,000           2,150,000        0.2%            1,976,843     336
68               N/A      44,250           N/A          2,125,000           2,121,628        0.2%            1,793,851     300
69               N/A      11,100           N/A          2,100,000           2,099,274        0.2%            1,907,031     360
70               N/A      28,000           N/A          2,000,000           1,997,840        0.2%            1,794,869     360
71               N/A      16,897        44,268          2,000,000           1,996,951        0.2%            1,696,919     300
72               N/A      15,000           N/A          1,946,700           1,941,335        0.2%            1,752,137     360
73            12,000       2,735        16,486          1,927,500           1,925,584        0.2%            1,741,834     360
74            12,000       7,295        23,041          1,825,000           1,822,675        0.2%            1,658,491     360
75               N/A      26,000           N/A          1,800,000           1,797,833        0.2%            1,641,912     360
76               N/A      25,000           N/A          1,800,000           1,797,232        0.2%            1,525,607     300
77               N/A      22,000           N/A          1,675,000           1,670,525        0.2%            1,511,764     360
78               N/A      41,500           N/A          1,650,000           1,646,920        0.2%            1,515,528     360
79               N/A      12,000           N/A          1,620,000           1,617,983        0.2%            1,474,480     360
80               N/A       6,368           N/A          1,587,000           1,581,526        0.2%            1,441,482     360
81               N/A       5,789        32,996          1,575,000           1,573,972        0.2%            1,332,692     300
82            12,000       2,649        16,085          1,560,000           1,558,527        0.2%            1,415,462     360
83               N/A      21,000           N/A          1,536,000           1,532,199        0.2%            1,395,402     360
84               N/A      16,567        64,197          1,500,000           1,498,937        0.2%            1,258,607     300
85               N/A      28,500           N/A          1,495,500           1,493,984        0.2%            1,349,289     360
86               N/A       8,250        32,100          1,500,000           1,493,647        0.2%            1,262,274     300
87               N/A      10,500           N/A          1,487,000           1,485,539        0.2%            1,344,985     360
88               N/A      12,416        18,624          1,480,000           1,474,023        0.2%            1,253,513     300
89               N/A       2,416        15,994          1,387,500           1,386,224        0.2%            1,261,465     360
90               N/A       3,024        20,160          1,360,000           1,356,040        0.2%            1,233,024     360
91               N/A      14,500           N/A          1,260,000           1,258,648        0.1%            1,157,517     360
92               N/A      16,500           N/A          1,200,000           1,199,615        0.1%            1,093,834     360
93               N/A      34,000           N/A          1,170,000           1,166,515        0.1%            1,058,849     360
94               N/A      12,000           N/A          1,150,000           1,148,841        0.1%            1,038,043     360
95               N/A       9,000           N/A          1,150,000           1,148,680        0.1%            1,052,191     360
96               N/A      15,500           N/A          1,140,000           1,140,000        0.1%            1,040,938     360
97               N/A       8,000           N/A          1,128,000           1,124,349        0.1%            1,029,760     360
98               N/A      16,250           N/A          1,100,000           1,097,852        0.1%            1,006,508     360
99               N/A      11,000           N/A          1,100,000           1,097,278        0.1%              999,311     360
100              N/A      10,500           N/A          1,100,000           1,095,996        0.1%              994,657     360
101              N/A      15,000           N/A            984,000             981,381        0.1%              932,433     360
102              N/A       3,079        17,160            980,000             978,243        0.1%              903,133     360
103              N/A       9,435        12,960            970,000             959,963        0.1%              701,282     240
104              N/A      11,000           N/A            925,000             923,286        0.1%              850,147     360
105              N/A      11,000           N/A            860,000             857,726        0.1%              776,899     360
106              N/A      17,250           N/A            855,000             852,718        0.1%              780,340     360
107              N/A       7,000           N/A            840,000             839,325        0.1%              813,404     360
108              N/A       5,500           N/A            825,000             823,931        0.1%              748,894     360
109              N/A      16,000           N/A            807,500             806,521        0.1%              736,259     360
110              N/A       9,000           N/A            760,000             760,000        0.1%              649,371     300
111              N/A       6,500           N/A            725,000             724,417        0.1%              702,046     360
112              N/A       4,000           N/A            700,000             699,128        0.1%              637,122     360
113              N/A       5,750           N/A            680,000             679,389        0.1%              619,322     360
114              N/A       4,350           N/A            620,000             619,318        0.1%              568,726     360
115              N/A         756           N/A            620,000             619,018        0.1%              523,522     300
116              N/A      12,000           N/A            619,000             616,951        0.1%              564,104     360
117              N/A       3,250           N/A            610,000             609,786        0.1%              553,452     360
118              N/A       4,953           N/A            600,000             598,837        0.1%              549,355     360
119              N/A       5,750           N/A            575,000             574,538        0.1%              556,794     360
120              N/A       5,000           N/A            570,000             569,542        0.1%              551,953     360
121              N/A       8,750           N/A            560,000             559,014        0.1%              516,820     360
122              N/A       3,450           N/A            510,000             508,762        0.1%              464,036     360
123              N/A      12,500           N/A            500,000             499,303        0.1%              356,938     240
124              N/A       1,500           N/A            500,000             498,802        0.1%              455,437     360
125              N/A       5,723        11,446            500,000             498,009        0.1%              424,273     300
126              N/A       3,000           N/A            465,000             464,560        0.1%              421,822     360
127              N/A       9,500           N/A            450,000             448,991        0.1%              412,029     360
128              N/A       4,585           N/A            388,000             387,652        0.0%              359,916     360



                                                ---------------------------------------------------------------------------------
                                                    $ 887,588,100       $ 886,241,440      100.0%         $798,016,736     357
                                                =================================================================================



                                                     Initial
                                                     Interest
          Rem.         Orig            Rem.           Only                                                                 First
         Amort.       Term to        Term to         Period       Interest     Interest Calculation        Monthly        Payment
#         Term     Maturity (8)    Maturity (8)     (months)        Rate      (30/360 / Actual/360)        Payment          Date
------------------------------------------------------------------------------------------------------------------------------------
1         358           120            118                         8.3000%          Actual/360           $ 422,679.35      5/1/00
2         358           120            118                         8.0051%          Actual/360             359,718.87      5/1/00
3         360           144            144                         8.8400%          Actual/360             329,151.88      7/1/00
4         360           120            120                         8.6400%          Actual/360             311,542.89      7/1/00
5         359           120            119                         8.2000%          Actual/360             284,146.69      6/1/00
6         356           120            116                         8.0200%          Actual/360             268,333.14      3/1/00
7         350           120            110                         7.8800%          Actual/360             232,133.27      9/1/99
8         358           120            118                         8.7400%          Actual/360             232,258.95      5/1/00
8a
8b
8c
8d
8e
9         360           120            114             24          8.2300%          Actual/360             203,395.31      1/1/00
10        359           120            119                         8.3500%          Actual/360             200,951.68      6/1/00
11        358           120            118                         8.2200%          Actual/360             185,491.67      5/1/00
12        359           120            119                         8.5900%          Actual/360             188,398.12      6/1/00
13        359           120            119                         8.5500%          Actual/360             101,771.58      6/1/00
14        359           120            119                         8.5500%          Actual/360              36,498.73      6/1/00
15        359           120            119                         8.5500%          Actual/360              16,994.12      6/1/00
16        355           120            115                         8.4900%          Actual/360             141,487.14      2/1/00
16a
16b
16c
17        360           120            117             12          8.8400%          Actual/360              84,724.03      4/1/00
18        360           120            117             12          8.8400%          Actual/360              28,165.22      4/1/00
19        360           120            117             12          8.8400%          Actual/360              21,314.22      4/1/00
20        355           120            115                         8.2200%          Actual/360             132,039.21      2/1/00
21        355           120            115                         8.6300%          Actual/360             136,175.46      2/1/00
22        354           120            114                         8.5300%          Actual/360             133,004.51      1/1/00
23        359           120            119                         8.3200%          Actual/360             120,990.93      6/1/00
24        355           120            115                         8.4900%          Actual/360             109,330.07      2/1/00
24a
24b
25        360           120            120                         8.1600%          Actual/360              89,393.87      7/1/00
26        358           120            118                         7.9900%          Actual/360              84,302.77      5/1/00
27        359           120            119                         8.3800%          Actual/360              76,042.52      6/1/00
28        291           120            111                         8.7100%          Actual/360              79,894.21     10/1/99
29        359           120            119                         8.4900%          Actual/360              73,747.67      6/1/00
30        355           120            115                         8.4900%          Actual/360              72,238.74      2/1/00
30a
30b
31        355           120            115                         8.2800%          Actual/360              67,050.52      2/1/00
32        354           120            114                         8.3800%          Actual/360              67,259.61      1/1/00
33        353           120            113                         8.2200%          Actual/360              65,176.80     12/1/99
34        359           120            119                         8.2100%          Actual/360              62,870.34      6/1/00
35        357           120            117                         8.3100%          Actual/360              61,950.08      4/1/00
36        355           120            115                         8.2400%          Actual/360              61,170.94      2/1/00
37        357           120            117                         8.6100%          Actual/360              62,137.82      4/1/00
38        360           120            120                         8.1700%          Actual/360              58,608.09      7/1/00
39        300           120            120                         8.3600%          Actual/360              56,502.83      7/1/00
40        355           120            115                         8.2500%          Actual/360              52,964.30      2/1/00
41        355           120            115                         8.4900%          Actual/360              53,364.46      2/1/00
41a
41b
42        359           120            119                         8.2700%          Actual/360              51,181.77      6/1/00
43        360           120            120                         8.3400%          Actual/360              46,213.79      7/1/00
44        359           120            119                         8.1400%          Actual/360              43,571.89      6/1/00
45        299           120            119                         8.2500%          Actual/360              41,787.86      6/1/00
46        355           120            115                         8.8900%          Actual/360              41,429.46      2/1/00
47        352           120            112                         7.6600%          Actual/360              35,510.15     11/1/99
48        356           120            116                         8.9500%          Actual/360              39,050.09      3/1/00
49        355           120            115                         8.6500%          Actual/360              37,341.36      2/1/00
50        353           120            113                         8.3000%          Actual/360              34,342.70     12/1/99
51        355           120            115                         8.1300%          Actual/360              33,720.81      2/1/00
52        349           120            109                         8.1700%          Actual/360              30,571.65      8/1/99
53        355           120            115                         8.4600%          Actual/360              29,111.06      2/1/00
54        359           120            119                         8.4400%          Actual/360              28,292.62      6/1/00
55        297           120            117                         8.6600%          Actual/360              30,193.40      4/1/00
56        359           120            119                         8.1400%          Actual/360              26,767.71      6/1/00
57        356           120            116                         8.1100%          Actual/360              26,692.10      3/1/00
58        359           120            119                         8.5600%          Actual/360              25,901.19      6/1/00
59        356           120            116                         8.8200%          Actual/360              25,888.76      3/1/00
60        359           120            119                         8.4700%          Actual/360              22,236.86      6/1/00
61        353           120            113                         8.4500%          Actual/360              21,430.44     12/1/99
62        299           120            119                         8.2000%          Actual/360              20,805.46      6/1/00
63        352           120            112                         8.6500%          Actual/360              20,268.80      1/1/99
64        355           120            115                         8.3100%          Actual/360              17,753.99      2/1/00
65        356           120            116                         9.1800%          Actual/360              18,804.98      3/1/00
65a
65b
65c
66        353           120            113                         8.3500%          Actual/360              17,441.09     12/1/99
67        336           120            115             24          8.8500%          Actual/360              16,384.79      2/1/00
68        298           120            118                         8.8600%          Actual/360              17,629.64      5/1/00
69        359           120            119                         8.6600%          Actual/360              16,385.91      6/1/00
70        358           120            118                         8.1500%          Actual/360              14,884.96      5/1/00
71        298           120            118                         9.0500%          Actual/360              16,852.46      5/1/00
72        355           120            115                         8.2700%          Actual/360              14,652.29      2/1/00
73        358           120            118                         8.4500%          Actual/360              14,752.56      5/1/00
74        357           120            117                         8.6900%          Actual/360              14,279.15      4/1/00
75        357           120            117                         8.8600%          Actual/360              14,302.26      4/1/00
76        298           120            118                         9.0100%          Actual/360              15,117.86      5/1/00
77        355           120            115                         8.3900%          Actual/360              12,748.95      2/1/00
78        356           120            116                         9.2000%          Actual/360              13,514.40      3/1/00
79        357           120            117                         8.7600%          Actual/360              12,756.12      4/1/00
80        353           120            113                         8.6700%          Actual/360              12,394.37     12/1/99
81        299           120            119                         8.9400%          Actual/360              13,152.69      6/1/00
82        358           120            118                         8.6300%          Actual/360              12,139.07      5/1/00
83        355           120            115                         8.6800%          Actual/360              12,007.01      2/1/00
84        299           120            119                         8.6300%          Actual/360              12,210.10      6/1/00
85        358           120            118                         8.3800%          Actual/360              11,372.16      5/1/00
86        295           120            115                         8.7400%          Actual/360              12,321.97      2/1/00
87        358           120            118                         8.4900%          Actual/360              11,423.21      5/1/00
88        295           120            115                         8.9800%          Actual/360              12,399.84      2/1/00
89        358           120            118                         8.7200%          Actual/360              10,885.75      5/1/00
90        354           120            114                         8.5800%          Actual/360              10,534.43      1/1/00
91        357           120            117                         9.1900%          Actual/360              10,310.97      4/1/00
92        359           120            119                         8.8300%          Actual/360               9,509.05      6/1/00
93        354           120            114                         8.5000%          Actual/360               8,996.29      1/1/00
94        358           120            118                         8.4000%          Actual/360               8,761.13      5/1/00
95        357           120            117                         9.0000%          Actual/360               9,253.16      4/1/00
96        360           120            120                         8.9200%          Actual/360               9,107.15      7/1/00
97        353           120            113                         8.9000%          Actual/360               8,995.10     12/1/99
98        356           120            116                         9.0200%          Actual/360               8,866.68      3/1/00
99        355           120            115                         8.6800%          Actual/360               8,598.77      2/1/00
100       353           120            113                         8.4700%          Actual/360               8,434.67     12/1/99
101       354           84              78                         8.8900%          Actual/360               7,839.73      1/1/00
102       356           120            116                         9.3600%          Actual/360               8,140.46      3/1/00
103       233           120            113                         8.7300%          Actual/360               8,559.62     12/1/99
104       356           120            116                         9.2300%          Actual/360               7,596.35      3/1/00
105       355           120            115                         8.4300%          Actual/360               6,570.04      2/1/00
106       354           120            114                         8.8800%          Actual/360               6,805.83      1/1/00
107       358           60              58                         9.1700%          Actual/360               6,861.83      5/1/00
108       357           120            117                         8.6400%          Actual/360               6,425.57      4/1/00
109       357           120            117                         8.8400%          Actual/360               6,404.58      4/1/00
110       300           120            120                         9.3200%          Actual/360               6,545.25      7/1/00
111       358           60              58                         9.1700%          Actual/360               5,922.41      5/1/00
112       357           120            117                         8.7600%          Actual/360               5,511.90      4/1/00
113       358           120            118                         8.8000%          Actual/360               5,373.86      5/1/00
114       357           120            117                         9.1200%          Actual/360               5,042.29      4/1/00
115       298           120            118                         8.8700%          Actual/360               5,147.94      5/1/00
116       353           120            113                         8.8200%          Actual/360               4,900.66     12/1/99
117       359           120            119                         8.6200%          Actual/360               4,742.35      6/1/00
118       356           120            116                         9.0500%          Actual/360               4,849.34      3/1/00
119       358           60              58                         9.1700%          Actual/360               4,697.09      5/1/00
120       358           60              58                         9.1700%          Actual/360               4,656.24      5/1/00
121       356           120            116                         9.4300%          Actual/360               4,680.21      3/1/00
122       355           120            115                         8.7500%          Actual/360               4,012.17      2/1/00
123       239           120            119                         8.3500%          Actual/360               4,291.76      6/1/00
124       355           120            115                         8.8000%          Actual/360               3,951.37      2/1/00
125       295           120            115                         9.0500%          Actual/360               4,213.11      2/1/00
126       358           120            118                         8.6200%          Actual/360               3,615.07      5/1/00
127       355           120            115                         9.0400%          Actual/360               3,633.76      2/1/00
128       357           120            117                         9.6600%          Actual/360               3,307.90      4/1/00


       ------------------------------------------                ------------                         -----------------
          354           121            118                         8.4010%                             $ 6,761,916.21
       ==========================================                ============                         =================



                                                                            Original   Original
                                                                            Lockout      Open                        Lockout
        Maturity                          Prepayment Provision               Period     Period                     Expiration
#         Date     ARD (9)    Seasoning   as of Origination (10)            (Months)   (Months)  Defeasance (11)      Date
-------------------------------------------------------------------------------------------------------------------------------
1          4/1/10                 2       L (9.5), O (0.5)                    114         6             Yes          10/1/09
2          4/1/30     4/1/10      2       L (10.0), O (0.0)                   120         0             Yes          4/1/10
3          6/1/12                 0       L (11.75), O (0.25)                 141         3             Yes          3/1/12
4          6/1/10                 0       L (9.75), O (0.25)                  117         3             Yes          3/1/10
5          5/1/10                 1       L (9.5), O (0.5)                    114         6             Yes          11/1/09
6          2/1/10                 4       L (9.5), O (0.5)                    114         6             Yes          8/1/09
7          8/1/09                 10      L (9.5), O (0.5)                    114         6             Yes          2/1/09
8          4/1/10                 2       L (9.5), O (0.5)                    114         6             Yes          10/1/09
8a
8b
8c
8d
8e
9         12/1/09                 6       L (9.5), O (0.5)                    114         6             Yes          6/1/09
10         5/1/10                 1       L (9.5), O (0.5)                    114         6             Yes          11/1/09
11         4/1/10                 2       L (9.5), O (0.5)                    114         6             Yes          10/1/09
12         5/1/10                 1       L (9.5), O (0.5)                    114         6             Yes          11/1/09
13         5/1/10                 1       L (9.5), O (0.5)                    114         6             Yes          11/1/09
14         5/1/10                 1       L (9.5), O (0.5)                    114         6             Yes          11/1/09
15         5/1/10                 1       L (9.5), O (0.5)                    114         6             Yes          11/1/09
16         1/1/10                 5       L (9.5), O (0.5)                    114         6             Yes          7/1/09
16a
16b
16c
17         3/1/10                 3       L (9.5), O (0.5)                    114         6             Yes          9/1/09
18         3/1/10                 3       L (9.5), O (0.5)                    114         6             Yes          9/1/09
19         3/1/10                 3       L (9.5), O (0.5)                    114         6             Yes          9/1/09
20         1/1/10                 5       L (9.5), O (0.5)                    114         6             Yes          7/1/09
21         1/1/10                 5       L (9.5), O (0.5)                    114         6             Yes          7/1/09
22        12/1/29    12/1/09      6       L (9.5), O (0.5)                    114         6             Yes          6/1/09
23         5/1/10                 1       L (9.5), O (0.5)                    114         6             Yes          11/1/09
24         1/1/10                 5       L (9.5), O (0.5)                    114         6             Yes          7/1/09
24a
24b
25         6/1/10                 0       L (9.5), O (0.5)                    114         6             Yes          12/1/09
26         4/1/10                 2       L (9.5), O (0.5)                    114         6             Yes          10/1/09
27         5/1/10                 1       L (9.5), O (0.5)                    114         6             Yes          11/1/09
28         9/1/09                 9       L (9.5), O (0.5)                    114         6             Yes          3/1/09
29         5/1/10                 1       L (9.5), O (0.5)                    114         6             Yes          11/1/09
30         1/1/10                 5       L (9.5), O (0.5)                    114         6             Yes          7/1/09
30a
30b
31         1/1/10                 5       L (9.5), O (0.5)                    114         6             Yes          7/1/09
32        12/1/09                 6       L (9.5), O (0.5)                    114         6             Yes          6/1/09
33        11/1/09                 7       L (9.5), O (0.5)                    114         6             Yes          5/1/09
34         5/1/10                 1       L (9.5), O (0.5)                    114         6             Yes          11/1/09
35         3/1/30     3/1/10      3       L (9.5), O (0.5)                    114         6             Yes          9/1/09
36         1/1/10                 5       L (9.5), O (0.5)                    114         6             Yes          7/1/09
37         3/1/10                 3       L (9.5), O (0.5)                    114         6             Yes          9/1/09
38         6/1/10                 0       L (9.5), O (0.5)                    114         6             Yes          12/1/09
39         6/1/10                 0       L (9.5), O (0.5)                    114         6             Yes          12/1/09
40         1/1/10                 5       L (9.5), O (0.5)                    114         6             Yes          7/1/09
41         1/1/10                 5       L (9.5), O (0.5)                    114         6             Yes          7/1/09
41a
41b
42         5/1/10                 1       L (9.5), O (0.5)                    114         6             Yes          11/1/09
43         6/1/10                 0       L (9.5), O (0.5)                    114         6             Yes          12/1/09
44         5/1/10                 1       L (9.5), O (0.5)                    114         6             Yes          11/1/09
45         5/1/10                 1       L (9.5), O (0.5)                    114         6             Yes          11/1/09
46         1/1/30     1/1/10      5       L (9.5), O (0.5)                    114         6             Yes          7/1/09
47        10/1/09                 8       L (9.5), O (0.5)                    114         6             Yes          4/1/09
48         2/1/10                 4       L (9.5), O (0.5)                    114         6             Yes          8/1/09
49         1/1/10                 5       L (9.5), O (0.5)                    114         6             Yes          7/1/09
50        11/1/09                 7       L (9.5), O (0.5)                    114         6             Yes          5/1/09
51         1/1/10                 5       L (9.5), O (0.5)                    114         6             Yes          7/1/09
52         7/1/09                 11      L (9.5), O (0.5)                    114         6             Yes          1/1/09
53         1/1/10                 5       L (9.5), O (0.5)                    114         6             Yes          7/1/09
54         5/1/10                 1       L (9.5), O (0.5)                    114         6             Yes          11/1/09
55         3/1/10                 3       L (9.5), O (0.5)                    114         6             Yes          9/1/09
56         5/1/10                 1       L (9.5), O (0.5)                    114         6             Yes          11/1/09
57         2/1/10                 4       L (9.5), O (0.5)                    114         6             Yes          8/1/09
58         5/1/10                 1       L (9.5), O (0.5)                    114         6             Yes          11/1/09
59         2/1/10                 4       L (9.5), O (0.5)                    114         6             Yes          8/1/09
60         5/1/10                 1       L (9.5), O (0.5)                    114         6             Yes          11/1/09
61        11/1/09                 7       L (9.5), O (0.5)                    114         6             Yes          5/1/09
62         5/1/10                 1       L (9.5), O (0.5)                    114         6             Yes          11/1/09
63        10/1/09                 8       L (9.5), O (0.5)                    114         6             Yes          4/1/09
64         1/1/10                 5       L (9.5), O (0.5)                    114         6             Yes          7/1/09
65         2/1/10                 4       L (9.5), O (0.5)                    114         6             Yes          8/1/09
65a
65b
65c
66        11/1/09                 7       L (9.5), O (0.5)                    114         6             Yes          5/1/09
67         1/1/10                 5       L (9.5), O (0.5)                    114         6             Yes          7/1/09
68         4/1/10                 2       L (9.5), O (0.5)                    114         6             Yes          10/1/09
69         5/1/10                 1       L (9.5), O (0.5)                    114         6             Yes          11/1/09
70         4/1/10                 2       L (9.5), O (0.5)                    114         6             Yes          10/1/09
71         4/1/10                 2       L (9.5), O (0.5)                    114         6             Yes          10/1/09
72         1/1/10                 5       L (9.5), O (0.5)                    114         6             Yes          7/1/09
73         4/1/10                 2       L (9.5), O (0.5)                    114         6             Yes          10/1/09
74         3/1/10                 3       L (9.5), O (0.5)                    114         6             Yes          9/1/09
75         3/1/10                 3       L (9.5), O (0.5)                    114         6             Yes          9/1/09
76         4/1/10                 2       L (9.5), O (0.5)                    114         6             Yes          10/1/09
77         1/1/10                 5       L (9.5), O (0.5)                    114         6             Yes          7/1/09
78         2/1/10                 4       L (9.5), O (0.5)                    114         6             Yes          8/1/09
79         3/1/10                 3       L (9.5), O (0.5)                    114         6             Yes          9/1/09
80         5/1/21    11/1/09      7       L (9.5), O (0.5)                    114         6             Yes          5/1/09
81         5/1/10                 1       L (9.5), O (0.5)                    114         6             Yes          11/1/09
82         4/1/10                 2       L (9.5), O (0.5)                    114         6             Yes          10/1/09
83         1/1/10                 5       L (9.5), O (0.5)                    114         6             Yes          7/1/09
84         5/1/10                 1       L (9.5), O (0.5)                    114         6             Yes          11/1/09
85         4/1/10                 2       L (9.5), O (0.5)                    114         6             Yes          10/1/09
86         1/1/10                 5       L (9.5), O (0.5)                    114         6             Yes          7/1/09
87         4/1/10                 2       L (9.5), O (0.5)                    114         6             Yes          10/1/09
88         1/1/10                 5       L (9.5), O (0.5)                    114         6             Yes          7/1/09
89         4/1/10                 2       L (9.5), O (0.5)                    114         6             Yes          10/1/09
90        12/1/09                 6       L (9.5), O (0.5)                    114         6             Yes          6/1/09
91         3/1/10                 3       L (9.5), O (0.5)                    114         6             Yes          9/1/09
92         5/1/10                 1       L (9.5), O (0.5)                    114         6             Yes          11/1/09
93        12/1/09                 6       L (9.5), O (0.5)                    114         6             Yes          6/1/09
94         4/1/10                 2       L (9.5), O (0.5)                    114         6             Yes          10/1/09
95         3/1/10                 3       L (9.5), O (0.5)                    114         6             Yes          9/1/09
96         6/1/10                 0       L (9.5), O (0.5)                    114         6             Yes          12/1/09
97        11/1/09                 7       L (9.5), O (0.5)                    114         6             Yes          5/1/09
98         2/1/10                 4       L (9.5), O (0.5)                    114         6             Yes          8/1/09
99         1/1/10                 5       L (9.5), O (0.5)                    114         6             Yes          7/1/09
100       11/1/09                 7       L (9.5), O (0.5)                    114         6             Yes          5/1/09
101       12/1/06                 6       L (6.5), O (0.5)                     78         6             Yes          6/1/06
102        2/1/10                 4       L (9.5), O (0.5)                    114         6             Yes          8/1/09
103       11/1/09                 7       L (9.5), O (0.5)                    114         6             Yes          5/1/09
104        2/1/10                 4       L (9.5), O (0.5)                    114         6             Yes          8/1/09
105        1/1/10                 5       L (9.5), O (0.5)                    114         6             Yes          7/1/09
106       12/1/09                 6       L (9.5), O (0.5)                    114         6             Yes          6/1/09
107        4/1/05                 2       L (4.5), O (0.5)                     54         6             Yes          10/1/04
108        3/1/10                 3       L (9.5), O (0.5)                    114         6             Yes          9/1/09
109        3/1/10                 3       L (9.5), O (0.5)                    114         6             Yes          9/1/09
110        6/1/10                 0       L (9.5), O (0.5)                    114         6             Yes          12/1/09
111        4/1/05                 2       L (4.5), O (0.5)                     54         6             Yes          10/1/04
112        3/1/10                 3       L (9.5), O (0.5)                    114         6             Yes          9/1/09
113        4/1/10                 2       L (9.5), O (0.5)                    114         6             Yes          10/1/09
114        3/1/10                 3       L (9.5), O (0.5)                    114         6             Yes          9/1/09
115        4/1/10                 2       L (9.5), O (0.5)                    114         6             Yes          10/1/09
116       11/1/09                 7       L (9.5), O (0.5)                    114         6             Yes          5/1/09
117        5/1/10                 1       L (9.5), O (0.5)                    114         6             Yes          11/1/09
118        2/1/10                 4       L (9.5), O (0.5)                    114         6             Yes          8/1/09
119        4/1/05                 2       L (4.5), O (0.5)                     54         6             Yes          10/1/04
120        4/1/05                 2       L (4.5), O (0.5)                     54         6             Yes          10/1/04
121        2/1/10                 4       L (9.5), O (0.5)                    114         6             Yes          8/1/09
122        1/1/10                 5       L (9.5), O (0.5)                    114         6             Yes          7/1/09
123        5/1/10                 1       L (9.5), O (0.5)                    114         6             Yes          11/1/09
124        1/1/10                 5       L (9.5), O (0.5)                    114         6             Yes          7/1/09
125        1/1/10                 5       L (9.5), O (0.5)                    114         6             Yes          7/1/09
126        4/1/10                 2       L (9.5), O (0.5)                    114         6             Yes          10/1/09
127        1/1/10                 5       L (9.5), O (0.5)                    114         6             Yes          7/1/09
128        3/1/10                 3       L (9.5), O (0.5)                    114         6             Yes          9/1/09



                             -------------
                                  3
                             =============




                             Utilities                     Subject    Subject     Subject   Subject    Subject     Subject   Subject
          Hotel         Multifamily Tenant    Multifamily   Studio    Studio      Studio      1 BR      1 BR        1 BR       2 BR
#       Franchise              Pays            Elevators    Units    Avg. Rent   Max. Rent   Units    Avg. Rent   Max. Rent   Units
------------------------------------------------------------------------------------------------------------------------------------
1          N/A                  N/A               N/A        N/A        N/A         N/A       N/A        N/A         N/A       N/A
2          N/A               Electric              0         N/A        N/A         N/A       180      $1,299      $1,500      252
3          N/A                  N/A               N/A        N/A        N/A         N/A       N/A        N/A         N/A       N/A
4          N/A                  N/A               N/A        N/A        N/A         N/A       N/A        N/A         N/A       N/A
5          N/A                  N/A               N/A        N/A        N/A         N/A       N/A        N/A         N/A       N/A
6          N/A                  N/A               N/A        N/A        N/A         N/A       N/A        N/A         N/A       N/A
7          N/A                  N/A               N/A        N/A        N/A         N/A       N/A        N/A         N/A       N/A
8
8a         N/A                  N/A               N/A         1        $415        $415        71       $516        $535       102
8b         N/A                  N/A               N/A        N/A        N/A         N/A       152       $493        $525       104
8c         N/A                  N/A               N/A        N/A        N/A         N/A       172       $496        $615        88
8d         N/A                  N/A               N/A        N/A        N/A         N/A       128       $528        $625        32
8e         N/A                  N/A               N/A        N/A        N/A         N/A       112       $507        $575        32
9          N/A                  N/A               N/A        N/A        N/A         N/A       N/A        N/A         N/A       N/A
10         N/A                  N/A               N/A        N/A        N/A         N/A       N/A        N/A         N/A       N/A
11         N/A             Electric/Gas            1         N/A        N/A         N/A       156       $718        $785       323
12         N/A                  N/A               N/A        N/A        N/A         N/A       N/A        N/A         N/A       N/A
13         N/A                  N/A               N/A        N/A        N/A         N/A       N/A        N/A         N/A       N/A
14         N/A                  N/A               N/A        N/A        N/A         N/A       N/A        N/A         N/A       N/A
15         N/A                  N/A               N/A        N/A        N/A         N/A       N/A        N/A         N/A       N/A
16
16a        N/A                  N/A               N/A        N/A        N/A         N/A       100       $493        $520       152
16b        N/A                  N/A               N/A         60       $425        $445       132       $498        $555        54
16c        N/A                  N/A               N/A        N/A        N/A         N/A       104       $520        $580        64
17         N/A                  N/A               N/A        N/A        N/A         N/A       N/A        N/A         N/A       N/A
18         N/A                  N/A               N/A        N/A        N/A         N/A       N/A        N/A         N/A       N/A
19         N/A                  N/A               N/A        N/A        N/A         N/A       N/A        N/A         N/A       N/A
20         N/A                  N/A               N/A        N/A        N/A         N/A       N/A        N/A         N/A       N/A
21         N/A                  N/A               N/A        N/A        N/A         N/A       N/A        N/A         N/A       N/A
22         N/A               Electric              7         130       $541       $1,300      208       $778       $1,600       78
23         N/A                  N/A               N/A        N/A        N/A         N/A       N/A        N/A         N/A       N/A
24
24a        N/A                  N/A               N/A        N/A        N/A         N/A       171       $450        $495       104
24b        N/A                  N/A               N/A        N/A        N/A         N/A       176       $470        $520        56
25         N/A                  N/A               N/A        N/A        N/A         N/A       N/A        N/A         N/A       N/A
26         N/A         Electric/Water/Sewer        0         N/A        N/A         N/A        48       $608        $662       192
27         N/A                  N/A               N/A        N/A        N/A         N/A       N/A        N/A         N/A       N/A
28     Holiday Inn              N/A               N/A        N/A        N/A         N/A       N/A        N/A         N/A       N/A
29         N/A                  N/A               N/A        N/A        N/A         N/A       N/A        N/A         N/A       N/A
30
30a        N/A                  N/A               N/A        N/A        N/A         N/A       106       $688        $805        21
30b        N/A                  N/A               N/A        N/A        N/A         N/A        56       $435        $445       101
31         N/A                  N/A               N/A        N/A        N/A         N/A       N/A        N/A         N/A       N/A
32         N/A                  N/A               N/A        N/A        N/A         N/A       N/A        N/A         N/A       N/A
33         N/A                  N/A               N/A        N/A        N/A         N/A       N/A        N/A         N/A       N/A
34         N/A                  N/A               N/A        N/A        N/A         N/A       N/A        N/A         N/A       N/A
35         N/A                  N/A               N/A        N/A        N/A         N/A       N/A        N/A         N/A       N/A
36         N/A             Electric/Gas            0         N/A        N/A         N/A        80       $502        $550       168
37         N/A                  N/A               N/A        N/A        N/A         N/A       N/A        N/A         N/A       N/A
38         N/A                  N/A               N/A        N/A        N/A         N/A       N/A        N/A         N/A       N/A
39         N/A               Electric              0          72       $423        $465       108       $512        $555        90
40         N/A                  N/A               N/A        N/A        N/A         N/A       N/A        N/A         N/A       N/A
41
41a        N/A                  N/A               N/A        N/A        N/A         N/A        92       $553        $630        60
41b        N/A                  N/A               N/A        N/A        N/A         N/A        80       $608        $680        6
42         N/A                  N/A               N/A        N/A        N/A         N/A       N/A        N/A         N/A       N/A
43         N/A                  N/A               N/A        N/A        N/A         N/A       N/A        N/A         N/A       N/A
44         N/A                  N/A               N/A        N/A        N/A         N/A       N/A        N/A         N/A       N/A
45         N/A               Electric              0         N/A        N/A         N/A       N/A        N/A         N/A       102
46         N/A                  N/A               N/A        N/A        N/A         N/A       N/A        N/A         N/A       N/A
47         N/A                  N/A               N/A        N/A        N/A         N/A       N/A        N/A         N/A       N/A
48         N/A                  N/A               N/A        N/A        N/A         N/A       N/A        N/A         N/A       N/A
49         N/A                  N/A               N/A        N/A        N/A         N/A       N/A        N/A         N/A       N/A
50         N/A                  N/A               N/A        N/A        N/A         N/A       N/A        N/A         N/A       N/A
51         N/A               Electric              0         N/A        N/A         N/A       N/A        N/A         N/A        96
52         N/A             Electric/Gas            0         N/A        N/A         N/A        1        $350        $350       187
53         N/A                  N/A               N/A        N/A        N/A         N/A       N/A        N/A         N/A       N/A
54         N/A                  N/A               N/A        N/A        N/A         N/A       N/A        N/A         N/A       N/A
55         N/A                  N/A               N/A        N/A        N/A         N/A       N/A        N/A         N/A       N/A
56         N/A                  N/A               N/A        N/A        N/A         N/A       N/A        N/A         N/A       N/A
57         N/A               Electric              1         N/A        N/A         N/A        30       $505        $520        52
58         N/A                  N/A               N/A        N/A        N/A         N/A       N/A        N/A         N/A       N/A
59         N/A                  N/A               N/A        N/A        N/A         N/A       N/A        N/A         N/A       N/A
60         N/A               Electric              0         N/A        N/A         N/A       N/A        N/A         N/A        96
61         N/A               Electric              2          2        $450        $475        34       $577        $600        84
62         N/A               Electric              0          60       $410        $440        21       $480        $525        18
63         N/A                  N/A               N/A        N/A        N/A         N/A       N/A        N/A         N/A       N/A
64         N/A                  N/A               N/A        N/A        N/A         N/A       N/A        N/A         N/A       N/A
65
65a        N/A                  N/A               N/A        N/A        N/A         N/A        10       $720        $800        11
65b        N/A                  N/A               N/A        N/A        N/A         N/A        4        $919        $950        5
65c        N/A                  N/A               N/A        N/A        N/A         N/A        12       $775       $1,000      N/A
66         N/A                  N/A               N/A        N/A        N/A         N/A       N/A        N/A         N/A       N/A
67         N/A                  N/A               N/A        N/A        N/A         N/A       N/A        N/A         N/A       N/A
68         N/A               Electric              0          2        $325        $325       123       $359        $435        51
69         N/A                  N/A               N/A        N/A        N/A         N/A       N/A        N/A         N/A       N/A
70         N/A               Electric              0         N/A        N/A         N/A        88       $391        $420        24
71         N/A                  N/A               N/A        N/A        N/A         N/A       N/A        N/A         N/A       N/A
72         N/A         Electric/Water/Sewer        0         N/A        N/A         N/A        8        $447        $460        52
73         N/A                  N/A               N/A        N/A        N/A         N/A       N/A        N/A         N/A       N/A
74         N/A                  N/A               N/A        N/A        N/A         N/A       N/A        N/A         N/A       N/A
75         N/A               Electric              0         N/A        N/A         N/A       N/A        N/A         N/A        88
76         N/A               Electric              0         N/A        N/A         N/A        24       $422        $450        68
77         N/A               Electric              0         N/A        N/A         N/A        60       $374        $425        16
78         N/A             Electric/Gas            0         N/A        N/A         N/A        58       $394        $435        68
79         N/A               Electric              0         N/A        N/A         N/A        12       $511        $520        32
80         N/A                  N/A               N/A        N/A        N/A         N/A       N/A        N/A         N/A       N/A
81         N/A                  N/A               N/A        N/A        N/A         N/A       N/A        N/A         N/A       N/A
82         N/A                  N/A               N/A        N/A        N/A         N/A       N/A        N/A         N/A       N/A
83         N/A               Electric              0          40       $407        $410        22       $444        $460        22
84         N/A                  N/A               N/A        N/A        N/A         N/A       N/A        N/A         N/A       N/A
85         N/A               Electric              0         N/A        N/A         N/A        86       $336        $450        28
86         N/A                  N/A               N/A        N/A        N/A         N/A       N/A        N/A         N/A       N/A
87         N/A               Electric              0         N/A        N/A         N/A       N/A        N/A         N/A        34
88         N/A                  N/A               N/A        N/A        N/A         N/A       N/A        N/A         N/A       N/A
89         N/A                  N/A               N/A        N/A        N/A         N/A       N/A        N/A         N/A       N/A
90         N/A                  N/A               N/A        N/A        N/A         N/A       N/A        N/A         N/A       N/A
91         N/A             Electric/Gas            0         N/A        N/A         N/A        39       $441        $470        17
92         N/A               Electric              0         N/A        N/A         N/A        64       $351        $375        2
93         N/A               Electric              2         N/A        N/A         N/A       125       $327        $485        11
94         N/A               Electric              0         N/A        N/A         N/A        1        $485        $485        47
95         N/A             Electric/Gas            0         N/A        N/A         N/A        8        $477        $500       N/A
96         N/A       Electric/Gas/Water/Sewer      0         N/A        N/A         N/A        54       $426        $455        8
97         N/A               Electric              0         N/A        N/A         N/A        18       $558        $595        14
98         N/A             Electric/Gas            1          24       $443        $685        25       $565        $565        16
99         N/A         Electric/Water/Sewer        0         N/A        N/A         N/A        1        $400        $400        43
100        N/A               Electric              0         N/A        N/A         N/A        12       $469        $485        30
101        N/A               Electric              0         N/A        N/A         N/A        30       $339        $405        30
102        N/A                  N/A               N/A        N/A        N/A         N/A       N/A        N/A         N/A       N/A
103        N/A                  N/A               N/A        N/A        N/A         N/A       N/A        N/A         N/A       N/A
104        N/A               Electric              0         N/A        N/A         N/A        44       $424        $450       N/A
105        N/A               Electric              0         N/A        N/A         N/A        20       $409        $425        24
106        N/A          Electric/Gas/Water         0         N/A        N/A         N/A        30       $458        $475        20
107        N/A               Electric              0          8        $471        $515        8        $591        $625        12
108        N/A             Electric/Gas            0         N/A        N/A         N/A        11       $603        $635        11
109        N/A               Electric              0         N/A        N/A         N/A        32       $371        $411        32
110        N/A               Electric              0         N/A        N/A         N/A        16       $403        $425        20
111        N/A               Electric              0         N/A        N/A         N/A        12       $550        $585        14
112        N/A                 Water               0         N/A        N/A         N/A       N/A        N/A         N/A       N/A
113        N/A               Electric              0         N/A        N/A         N/A        18       $614        $676        5
114        N/A                  N/A               N/A        N/A        N/A         N/A       N/A        N/A         N/A       N/A
115        N/A                  N/A               N/A        N/A        N/A         N/A       N/A        N/A         N/A       N/A
116        N/A               Electric              0         N/A        N/A         N/A        16       $323        $365        32
117        N/A               Electric              0         N/A        N/A         N/A        9        $657        $758        4
118        N/A       Electric/Gas/Water/Sewer      0         N/A        N/A         N/A        6        $527        $530        9
119        N/A               Electric              0         N/A        N/A         N/A        10       $529        $605        13
120        N/A               Electric              0         N/A        N/A         N/A        5        $574        $625        15
121        N/A               Electric              0          6        $305        $315        23       $377        $395        6
122        N/A                  N/A               N/A        N/A        N/A         N/A       N/A        N/A         N/A       N/A
123        N/A               Electric              0          23       $376        $420        26       $501        $600        1
124        N/A               Electric              0         N/A        N/A         N/A       N/A        N/A         N/A        6
125        N/A                  N/A               N/A        N/A        N/A         N/A       N/A        N/A         N/A       N/A
126        N/A               Electric              0          6        $473        $525        6        $714        $795       N/A
127        N/A               Electric              0         N/A        N/A         N/A        17       $344        $350        21
128        N/A               Electric              0         N/A        N/A         N/A        12       $442        $475        6



         Subject     Subject   Subject    Subject    Subject   Subject    Subject    Subject                    Major
          2 BR        2 BR       3 BR      3 BR       3 BR       4 BR      4 BR       4 BR                    Tenant #1
#       Avg. Rent   Max. Rent   Units    Avg. Rent  Max. Rent   Units    Avg. Rent  Max. Rent                    Name
------------------------------------------------------------------------------------------------------------------------------------
1          N/A         N/A       N/A        N/A        N/A       N/A        N/A        N/A               United Illuminating
2        $1,625      $1,805      N/A        N/A        N/A       N/A        N/A        N/A                       N/A
3          N/A         N/A       N/A        N/A        N/A       N/A        N/A        N/A            Reliance Insurance Company
4          N/A         N/A       N/A        N/A        N/A       N/A        N/A        N/A              Grey Advertising, Inc.
5          N/A         N/A       N/A        N/A        N/A       N/A        N/A        N/A                      Kohls
6          N/A         N/A       N/A        N/A        N/A       N/A        N/A        N/A           Sprint Communications, Inc.
7          N/A         N/A       N/A        N/A        N/A       N/A        N/A        N/A                 Linens N' Things
8
8a        $627        $675        44       $795       $795       N/A        N/A        N/A                       N/A
8b        $629        $635       N/A        N/A        N/A       N/A        N/A        N/A                       N/A
8c        $630        $675       N/A        N/A        N/A       N/A        N/A        N/A                       N/A
8d        $681        $725       N/A        N/A        N/A       N/A        N/A        N/A                       N/A
8e        $670        $765       N/A        N/A        N/A       N/A        N/A        N/A                       N/A
9          N/A         N/A       N/A        N/A        N/A       N/A        N/A        N/A                 Fry's Food Store
10         N/A         N/A       N/A        N/A        N/A       N/A        N/A        N/A                   Circuit City
11        $868        $955        3        $950       $965       N/A        N/A        N/A                       N/A
12         N/A         N/A       N/A        N/A        N/A       N/A        N/A        N/A       Department of Central Mgt. Services
13         N/A         N/A       N/A        N/A        N/A       N/A        N/A        N/A                       N/A
14         N/A         N/A       N/A        N/A        N/A       N/A        N/A        N/A                       N/A
15         N/A         N/A       N/A        N/A        N/A       N/A        N/A        N/A                       N/A
16
16a       $598        $635       N/A        N/A        N/A       N/A        N/A        N/A                       N/A
16b       $660        $720       N/A        N/A        N/A       N/A        N/A        N/A                       N/A
16c       $679        $725       N/A        N/A        N/A       N/A        N/A        N/A                       N/A
17         N/A         N/A       N/A        N/A        N/A       N/A        N/A        N/A                       N/A
18         N/A         N/A       N/A        N/A        N/A       N/A        N/A        N/A                       N/A
19         N/A         N/A       N/A        N/A        N/A       N/A        N/A        N/A                       N/A
20         N/A         N/A       N/A        N/A        N/A       N/A        N/A        N/A               Legato Systems, Inc.
21         N/A         N/A       N/A        N/A        N/A       N/A        N/A        N/A               First USA Management
22       $1,153      $1,800      N/A        N/A        N/A       N/A        N/A        N/A                       N/A
23         N/A         N/A       N/A        N/A        N/A       N/A        N/A        N/A               Paradyne Corporation
24
24a       $718        $790       N/A        N/A        N/A       N/A        N/A        N/A                       N/A
24b       $616        $680       N/A        N/A        N/A       N/A        N/A        N/A                       N/A
25         N/A         N/A       N/A        N/A        N/A       N/A        N/A        N/A               Petco Animal Supply
26        $711        $777        16       $911       $952       N/A        N/A        N/A                       N/A
27         N/A         N/A       N/A        N/A        N/A       N/A        N/A        N/A            Cambridge Soundworks, Inc.
28         N/A         N/A       N/A        N/A        N/A       N/A        N/A        N/A                       N/A
29         N/A         N/A       N/A        N/A        N/A       N/A        N/A        N/A                       N/A
30
30a       $879       $1,070      N/A        N/A        N/A       N/A        N/A        N/A                       N/A
30b       $512        $625        14       $650       $660       N/A        N/A        N/A                       N/A
31         N/A         N/A       N/A        N/A        N/A       N/A        N/A        N/A              Morpace International
32         N/A         N/A       N/A        N/A        N/A       N/A        N/A        N/A            Furniture Trading Company
33         N/A         N/A       N/A        N/A        N/A       N/A        N/A        N/A               Tops Friendly Market
34         N/A         N/A       N/A        N/A        N/A       N/A        N/A        N/A               Haggens Supermarket
35         N/A         N/A       N/A        N/A        N/A       N/A        N/A        N/A                     Dyncorp
36        $560        $615       N/A        N/A        N/A       N/A        N/A        N/A                       N/A
37         N/A         N/A       N/A        N/A        N/A       N/A        N/A        N/A                     Wal-Mart
38         N/A         N/A       N/A        N/A        N/A       N/A        N/A        N/A            Circuit City Stores, Inc.
39        $642        $760        9        $974      $1,025      N/A        N/A        N/A                       N/A
40         N/A         N/A       N/A        N/A        N/A       N/A        N/A        N/A                      SavMax
41
41a       $665        $700       N/A        N/A        N/A       N/A        N/A        N/A                       N/A
41b       $735        $775       N/A        N/A        N/A       N/A        N/A        N/A                       N/A
42         N/A         N/A       N/A        N/A        N/A       N/A        N/A        N/A          General Electric Capital Corp.
43         N/A         N/A       N/A        N/A        N/A       N/A        N/A        N/A                Lucky Stores, Inc.
44         N/A         N/A       N/A        N/A        N/A       N/A        N/A        N/A         South Shore Elder Services, Inc.
45        $543        $585        45       $639       $685       N/A        N/A        N/A                       N/A
46         N/A         N/A       N/A        N/A        N/A       N/A        N/A        N/A              Support Systems Assoc.
47         N/A         N/A       N/A        N/A        N/A       N/A        N/A        N/A                    Stein Mart
48         N/A         N/A       N/A        N/A        N/A       N/A        N/A        N/A                       N/A
49         N/A         N/A       N/A        N/A        N/A       N/A        N/A        N/A                  Top Cue, Inc.
50         N/A         N/A       N/A        N/A        N/A       N/A        N/A        N/A                Kragen Auto Parts
51        $733        $790       N/A        N/A        N/A       N/A        N/A        N/A                       N/A
52        $428        $455        69       $648       $680       N/A        N/A        N/A                       N/A
53         N/A         N/A       N/A        N/A        N/A       N/A        N/A        N/A                       N/A
54         N/A         N/A       N/A        N/A        N/A       N/A        N/A        N/A                Capital Auto Body
55         N/A         N/A       N/A        N/A        N/A       N/A        N/A        N/A           Berkeley Enterprise Partners
56         N/A         N/A       N/A        N/A        N/A       N/A        N/A        N/A                   Office Depot
57        $618        $630        26       $723       $730        12       $815       $821                       N/A
58         N/A         N/A       N/A        N/A        N/A       N/A        N/A        N/A         Ralph C. Tyler, P.E., P.S. Inc.
59         N/A         N/A       N/A        N/A        N/A       N/A        N/A        N/A            CU Mortgage Services, Inc.
60        $672        $750       N/A        N/A        N/A       N/A        N/A        N/A                       N/A
61        $674        $700       N/A        N/A        N/A       N/A        N/A        N/A                       N/A
62        $606        $620        1        $704       $704       N/A        N/A        N/A                       N/A
63         N/A         N/A       N/A        N/A        N/A       N/A        N/A        N/A             Pete Miller's Steakhouse
64         N/A         N/A       N/A        N/A        N/A       N/A        N/A        N/A                 U.S. Post Office
65
65a       $911       $1,000      N/A        N/A        N/A       N/A        N/A        N/A                       N/A
65b      $1,235      $1,350      N/A        N/A        N/A       N/A        N/A        N/A                       N/A
65c        N/A         N/A       N/A        N/A        N/A       N/A        N/A        N/A                       N/A
66         N/A         N/A       N/A        N/A        N/A       N/A        N/A        N/A                    OfficeMax
67         N/A         N/A       N/A        N/A        N/A       N/A        N/A        N/A              C & C Beauty & Beyond
68        $514        $550        1        $612       $612       N/A        N/A        N/A                       N/A
69         N/A         N/A       N/A        N/A        N/A       N/A        N/A        N/A                       N/A
70        $552        $600       N/A        N/A        N/A       N/A        N/A        N/A                       N/A
71         N/A         N/A       N/A        N/A        N/A       N/A        N/A        N/A                       N/A
72        $521        $600       N/A        N/A        N/A       N/A        N/A        N/A                       N/A
73         N/A         N/A       N/A        N/A        N/A       N/A        N/A        N/A             RxMarketplace.com, Inc.
74         N/A         N/A       N/A        N/A        N/A       N/A        N/A        N/A                    Don Jose's
75        $455        $510        16       $490       $525       N/A        N/A        N/A                       N/A
76        $519        $575        8        $650       $670       N/A        N/A        N/A                       N/A
77        $514        $585        12       $644       $675       N/A        N/A        N/A                       N/A
78        $476        $525        40       $581       $630       N/A        N/A        N/A                       N/A
79        $636        $640        4        $660       $665       N/A        N/A        N/A                       N/A
80         N/A         N/A       N/A        N/A        N/A       N/A        N/A        N/A                   Pamida, Inc.
81         N/A         N/A       N/A        N/A        N/A       N/A        N/A        N/A                       N/A
82         N/A         N/A       N/A        N/A        N/A       N/A        N/A        N/A                   Dollar Tree
83        $555        $565       N/A        N/A        N/A       N/A        N/A        N/A                       N/A
84         N/A         N/A       N/A        N/A        N/A       N/A        N/A        N/A                   Bonus Foods
85        $440        $495       N/A        N/A        N/A       N/A        N/A        N/A                       N/A
86         N/A         N/A       N/A        N/A        N/A       N/A        N/A        N/A                Healthdent Dental
87        $607        $625        8        $616       $700       N/A        N/A        N/A                       N/A
88         N/A         N/A       N/A        N/A        N/A       N/A        N/A        N/A          Friendly Ice Cream Corporation
89         N/A         N/A       N/A        N/A        N/A       N/A        N/A        N/A                  Party Gallery
90         N/A         N/A       N/A        N/A        N/A       N/A        N/A        N/A                Tri-State Armored
91        $624        $760        2        $760       $760       N/A        N/A        N/A                       N/A
92        $450        $450       N/A        N/A        N/A       N/A        N/A        N/A                       N/A
93        $423        $485       N/A        N/A        N/A       N/A        N/A        N/A                       N/A
94        $570        $625       N/A        N/A        N/A       N/A        N/A        N/A                       N/A
95         N/A         N/A        28       $675       $725       N/A        N/A        N/A                       N/A
96        $544        $565       N/A        N/A        N/A       N/A        N/A        N/A                       N/A
97        $657        $695       N/A        N/A        N/A       N/A        N/A        N/A                       N/A
98        $681        $730       N/A        N/A        N/A       N/A        N/A        N/A                       N/A
99        $517        $585       N/A        N/A        N/A       N/A        N/A        N/A                       N/A
100       $522        $540       N/A        N/A        N/A       N/A        N/A        N/A                       N/A
101       $442        $485       N/A        N/A        N/A       N/A        N/A        N/A                       N/A
102        N/A         N/A       N/A        N/A        N/A       N/A        N/A        N/A                Blockbuster Video
103        N/A         N/A       N/A        N/A        N/A       N/A        N/A        N/A           Belle Delivery Systems, LLC
104        N/A         N/A       N/A        N/A        N/A       N/A        N/A        N/A                       N/A
105       $443        $460       N/A        N/A        N/A       N/A        N/A        N/A                       N/A
106       $609        $755        2        $823       $830       N/A        N/A        N/A                       N/A
107       $774        $855       N/A        N/A        N/A       N/A        N/A        N/A                       N/A
108       $824        $835       N/A        N/A        N/A       N/A        N/A        N/A                       N/A
109       $467        $485       N/A        N/A        N/A       N/A        N/A        N/A                       N/A
110       $494        $535       N/A        N/A        N/A       N/A        N/A        N/A                       N/A
111       $686        $725       N/A        N/A        N/A       N/A        N/A        N/A                       N/A
112        N/A         N/A        16       $862       $875       N/A        N/A        N/A                       N/A
113       $681        $750       N/A        N/A        N/A       N/A        N/A        N/A                       N/A
114        N/A         N/A       N/A        N/A        N/A       N/A        N/A        N/A                       N/A
115        N/A         N/A       N/A        N/A        N/A       N/A        N/A        N/A       Hollywood Entertainment Corporation
116       $392        $395       N/A        N/A        N/A       N/A        N/A        N/A                       N/A
117       $787        $900       N/A        N/A        N/A       N/A        N/A        N/A                       N/A
118       $625        $625       N/A        N/A        N/A        1        $850       $850                       N/A
119       $705        $750       N/A        N/A        N/A       N/A        N/A        N/A                       N/A
120       $643        $705       N/A        N/A        N/A       N/A        N/A        N/A                       N/A
121       $503        $515       N/A        N/A        N/A       N/A        N/A        N/A                       N/A
122        N/A         N/A       N/A        N/A        N/A       N/A        N/A        N/A                       N/A
123       $630        $630       N/A        N/A        N/A       N/A        N/A        N/A                       N/A
124      $1,475      $1,850      N/A        N/A        N/A       N/A        N/A        N/A                       N/A
125        N/A         N/A       N/A        N/A        N/A       N/A        N/A        N/A                  Nova Label Co.
126        N/A         N/A       N/A        N/A        N/A       N/A        N/A        N/A                       N/A
127       $414        $450       N/A        N/A        N/A       N/A        N/A        N/A                       N/A
128       $546        $560       N/A        N/A        N/A       N/A        N/A        N/A                       N/A



          Major                     Major                                   Major                     Major          Major
        Tenant #1              Tenant #1 Lease                            Tenant #2                 Tenant #2   Tenant #2 Lease
#        Sq. Ft.               Expiration Date                              Name                     Sq. Ft.    Expiration Date
------------------------------------------------------------------------------------------------------------------------------------
1        218,438                   4/1/12                                    GSA                     70,338         10/1/02
2          N/A                       N/A                                     N/A                       N/A            N/A
3        297,162                   2/29/12                      Citicorp North America, Inc.         84,800         5/31/08
4        428,132                  12/31/09                                   N/A                       N/A            N/A
5        86,584                    1/31/20                      Orion Linens 'N Things, Inc.         34,886         1/31/15
6        96,749                    8/1/06                              Vividence, Inc.               38,336          1/1/05
7        41,018                    1/31/14                              Mann Theatres                35,764         6/30/18
8
8a         N/A                       N/A                                     N/A                       N/A            N/A
8b         N/A                       N/A                                     N/A                       N/A            N/A
8c         N/A                       N/A                                     N/A                       N/A            N/A
8d         N/A                       N/A                                     N/A                       N/A            N/A
8e         N/A                       N/A                                     N/A                       N/A            N/A
9        62,178                    8/1/21                          United Artists Theatres           40,867         12/1/16
10       35,497                    2/1/02                              Stater Brothers               35,232         12/1/06
11         N/A                       N/A                                     N/A                       N/A            N/A
12       252,845                  10/31/03                       Robert Morris College, Inc.         206,094        6/30/12
13         N/A                       N/A                                     N/A                       N/A            N/A
14         N/A                       N/A                                     N/A                       N/A            N/A
15         N/A                       N/A                                     N/A                       N/A            N/A
16
16a        N/A                       N/A                                     N/A                       N/A            N/A
16b        N/A                       N/A                                     N/A                       N/A            N/A
16c        N/A                       N/A                                     N/A                       N/A            N/A
17         N/A                       N/A                                     N/A                       N/A            N/A
18         N/A                       N/A                                     N/A                       N/A            N/A
19         N/A                       N/A                                     N/A                       N/A            N/A
20       52,500                    2/14/07                            VTEL Corporation               52,500         3/14/08
21       161,345                   2/28/09                      Electronic Data Systems Corp.        48,282         12/31/01
22         N/A                       N/A                                     N/A                       N/A            N/A
23       332,689                   6/30/12                                   N/A                       N/A            N/A
24
24a        N/A                       N/A                                     N/A                       N/A            N/A
24b        N/A                       N/A                                     N/A                       N/A            N/A
25       18,000                    1/1/10                              Michaels Stores               17,600          3/1/01
26         N/A                       N/A                                     N/A                       N/A            N/A
27       108,000                   11/1/04                          Boston Edison Company            45,685         12/1/02
28         N/A                       N/A                                     N/A                       N/A            N/A
29         N/A                       N/A                                     N/A                       N/A            N/A
30
30a        N/A                       N/A                                     N/A                       N/A            N/A
30b        N/A                       N/A                                     N/A                       N/A            N/A
31       47,165                    12/1/02                                Sundance                   12,144          5/1/02
32        5,175                    9/30/09                            Market City Caffe               4,500         8/31/09
33       59,850                    3/31/07                                Marshalls                  28,905          3/1/06
34       53,500                   12/31/24                                   N/A                       N/A            N/A
35       76,589                    2/29/12                                   N/A                       N/A            N/A
36         N/A                       N/A                                     N/A                       N/A            N/A
37       103,161                   1/1/03                                Food World                  43,200          5/1/02
38       41,536                    1/1/16                                    N/A                       N/A            N/A
39         N/A                       N/A                                     N/A                       N/A            N/A
40       49,950                    9/1/14                                    N/A                       N/A            N/A
41
41a        N/A                       N/A                                     N/A                       N/A            N/A
41b        N/A                       N/A                                     N/A                       N/A            N/A
42       54,034                    1/14/04                      Trendsetters Marketing Intl.         19,818         12/31/04
43       43,227                    8/1/15                                    N/A                       N/A            N/A
44       11,319                    8/1/00                                    N/A                       N/A            N/A
45         N/A                       N/A                                     N/A                       N/A            N/A
46       19,938                    2/1/02                                   ARINC                    17,150         12/1/99
47       34,000                    4/30/14                              Shoe Pavilion                 7,800         9/19/04
48         N/A                       N/A                                     N/A                       N/A            N/A
49        8,280                    4/1/08                        Consumer Credit Counseling           6,447         12/1/03
50        6,520                    1/31/05                           True Value Hardware              6,480         2/28/08
51         N/A                       N/A                                     N/A                       N/A            N/A
52         N/A                       N/A                                     N/A                       N/A            N/A
53         N/A                       N/A                                     N/A                       N/A            N/A
54        8,649                    11/1/03                                   N/A                       N/A            N/A
55        7,656                   11/30/04                              Maksou, Inc.                  5,444         8/31/09
56       30,100                    6/30/14                           Gowns by Demetrios               6,000         2/28/10
57         N/A                       N/A                                     N/A                       N/A            N/A
58       17,767                    3/31/07                      Capstone Realty Advisors LLC          8,359         7/31/08
59       11,662                    7/1/02                           Macquire Agency, Inc.            11,218         10/1/02
60         N/A                       N/A                                     N/A                       N/A            N/A
61         N/A                       N/A                                     N/A                       N/A            N/A
62         N/A                       N/A                                     N/A                       N/A            N/A
63       13,452                    9/1/04                            Teska & Associates               4,970           MTM
64        7,148                   10/31/19                     Mohave Pizza, Inc. - Pizza Hut         2,863         2/29/04
65
65a        N/A                       N/A                                     N/A                       N/A            N/A
65b        N/A                       N/A                                     N/A                       N/A            N/A
65c        N/A                       N/A                                     N/A                       N/A            N/A
66       23,500                    1/31/15                          99 Cent Variety Store             3,600         11/30/04
67       16,830                    12/1/04                      Jo-Ann Fabrics (Cloth World)         13,075          5/1/01
68         N/A                       N/A                                     N/A                       N/A            N/A
69         N/A                       N/A                                     N/A                       N/A            N/A
70         N/A                       N/A                                     N/A                       N/A            N/A
71         N/A                       N/A                                     N/A                       N/A            N/A
72         N/A                       N/A                                     N/A                       N/A            N/A
73       11,645                    9/30/04                             MediVance, Inc.                7,024         4/30/04
74        7,287                    8/1/04                                 Newsland                    5,894           MTM
75         N/A                       N/A                                     N/A                       N/A            N/A
76         N/A                       N/A                                     N/A                       N/A            N/A
77         N/A                       N/A                                     N/A                       N/A            N/A
78         N/A                       N/A                                     N/A                       N/A            N/A
79         N/A                       N/A                                     N/A                       N/A            N/A
80       42,476                    5/22/21                                   N/A                       N/A            N/A
81         N/A                       N/A                                     N/A                       N/A            N/A
82        4,600                    7/1/04                               Fashion Cents                 3,200          7/1/04
83         N/A                       N/A                                     N/A                       N/A            N/A
84       21,304                    7/31/01                                   N/A                       N/A            N/A
85         N/A                       N/A                                     N/A                       N/A            N/A
86        4,100                    6/30/06                               Rose Garden                  4,000         2/14/02
87         N/A                       N/A                                     N/A                       N/A            N/A
88       62,080                    6/24/09                                   N/A                       N/A            N/A
89        2,500                    5/31/04                               Sushi Inaki                  2,360         12/31/03
90        4,650                    3/31/02                            West Coast Video                4,335         12/31/05
91         N/A                       N/A                                     N/A                       N/A            N/A
92         N/A                       N/A                                     N/A                       N/A            N/A
93         N/A                       N/A                                     N/A                       N/A            N/A
94         N/A                       N/A                                     N/A                       N/A            N/A
95         N/A                       N/A                                     N/A                       N/A            N/A
96         N/A                       N/A                                     N/A                       N/A            N/A
97         N/A                       N/A                                     N/A                       N/A            N/A
98         N/A                       N/A                                     N/A                       N/A            N/A
99         N/A                       N/A                                     N/A                       N/A            N/A
100        N/A                       N/A                                     N/A                       N/A            N/A
101        N/A                       N/A                                     N/A                       N/A            N/A
102       6,302                    10/1/04                             Cousins Restar                 2,987          6/1/03
103      43,200                    9/30/19                                   N/A                       N/A            N/A
104        N/A                       N/A                                     N/A                       N/A            N/A
105        N/A                       N/A                                     N/A                       N/A            N/A
106        N/A                       N/A                                     N/A                       N/A            N/A
107        N/A                       N/A                                     N/A                       N/A            N/A
108        N/A                       N/A                                     N/A                       N/A            N/A
109        N/A                       N/A                                     N/A                       N/A            N/A
110        N/A                       N/A                                     N/A                       N/A            N/A
111        N/A                       N/A                                     N/A                       N/A            N/A
112        N/A                       N/A                                     N/A                       N/A            N/A
113        N/A                       N/A                                     N/A                       N/A            N/A
114        N/A                       N/A                                     N/A                       N/A            N/A
115       5,040                   10/22/14                                   N/A                       N/A            N/A
116        N/A                       N/A                                     N/A                       N/A            N/A
117        N/A                       N/A                                     N/A                       N/A            N/A
118        N/A                       N/A                                     N/A                       N/A            N/A
119        N/A                       N/A                                     N/A                       N/A            N/A
120        N/A                       N/A                                     N/A                       N/A            N/A
121        N/A                       N/A                                     N/A                       N/A            N/A
122        N/A                       N/A                                     N/A                       N/A            N/A
123        N/A                       N/A                                     N/A                       N/A            N/A
124        N/A                       N/A                                     N/A                       N/A            N/A
125       9,524                    3/31/01                          Benjamin K. Brookman              4,800         7/31/02
126        N/A                       N/A                                     N/A                       N/A            N/A
127        N/A                       N/A                                     N/A                       N/A            N/A
128        N/A                       N/A                                     N/A                       N/A            N/A



                       Major                    Major          Major
                     Tenant #3                Tenant #3   Tenant #3 Lease
#                      Name                    Sq. Ft.    Expiration Date
----------------------------------------------------------------------------
1                   Fleet Bank                 60,229          3/1/06
2                       N/A                      N/A            N/A
3                       N/A                      N/A            N/A
4                       N/A                      N/A            N/A
5                       N/A                      N/A            N/A
6                       N/A                      N/A            N/A
7               The Good Guys!/WOW             31,263         5/31/18
8
8a                      N/A                      N/A            N/A
8b                      N/A                      N/A            N/A
8c                      N/A                      N/A            N/A
8d                      N/A                      N/A            N/A
8e                      N/A                      N/A            N/A
9                       N/A                      N/A            N/A
10                  Holiday Spa                28,300          9/1/08
11                      N/A                      N/A            N/A
12                      N/A                      N/A            N/A
13                      N/A                      N/A            N/A
14                      N/A                      N/A            N/A
15                      N/A                      N/A            N/A
16
16a                     N/A                      N/A            N/A
16b                     N/A                      N/A            N/A
16c                     N/A                      N/A            N/A
17                      N/A                      N/A            N/A
18                      N/A                      N/A            N/A
19                      N/A                      N/A            N/A
20                      N/A                      N/A            N/A
21                      N/A                      N/A            N/A
22                      N/A                      N/A            N/A
23                      N/A                      N/A            N/A
24
24a                     N/A                      N/A            N/A
24b                     N/A                      N/A            N/A
25                    Staples                  17,000         11/1/07
26                      N/A                      N/A            N/A
27                      N/A                      N/A            N/A
28                      N/A                      N/A            N/A
29                      N/A                      N/A            N/A
30
30a                     N/A                      N/A            N/A
30b                     N/A                      N/A            N/A
31              Sachse Construction            11,997         10/1/04
32                      N/A                      N/A            N/A
33                   OfficeMax                 20,000         1/31/02
34                      N/A                      N/A            N/A
35                      N/A                      N/A            N/A
36                      N/A                      N/A            N/A
37                      N/A                      N/A            N/A
38                      N/A                      N/A            N/A
39                      N/A                      N/A            N/A
40                      N/A                      N/A            N/A
41
41a                     N/A                      N/A            N/A
41b                     N/A                      N/A            N/A
42                      N/A                      N/A            N/A
43                      N/A                      N/A            N/A
44                      N/A                      N/A            N/A
45                      N/A                      N/A            N/A
46              Modern Technologies             8,000          6/1/00
47               Yamato Restaurant              6,510         2/28/10
48                      N/A                      N/A            N/A
49                      N/A                      N/A            N/A
50                      N/A                      N/A            N/A
51                      N/A                      N/A            N/A
52                      N/A                      N/A            N/A
53                      N/A                      N/A            N/A
54                      N/A                      N/A            N/A
55         International Insurance Group        3,828         5/31/04
56                      N/A                      N/A            N/A
57                      N/A                      N/A            N/A
58                      N/A                      N/A            N/A
59     Lundquist, Wilmar, Potvin & Bender, Inc. 9,954          9/1/04
60                      N/A                      N/A            N/A
61                      N/A                      N/A            N/A
62                      N/A                      N/A            N/A
63                      N/A                      N/A            N/A
64                      N/A                      N/A            N/A
65
65a                     N/A                      N/A            N/A
65b                     N/A                      N/A            N/A
65c                     N/A                      N/A            N/A
66                      N/A                      N/A            N/A
67                      N/A                      N/A            N/A
68                      N/A                      N/A            N/A
69                      N/A                      N/A            N/A
70                      N/A                      N/A            N/A
71                      N/A                      N/A            N/A
72                      N/A                      N/A            N/A
73                 LamPac, Inc.                 6,308         11/30/04
74          A & J Tire and Auto Service         4,960          5/1/03
75                      N/A                      N/A            N/A
76                      N/A                      N/A            N/A
77                      N/A                      N/A            N/A
78                      N/A                      N/A            N/A
79                      N/A                      N/A            N/A
80                      N/A                      N/A            N/A
81                      N/A                      N/A            N/A
82                      N/A                      N/A            N/A
83                      N/A                      N/A            N/A
84                      N/A                      N/A            N/A
85                      N/A                      N/A            N/A
86                      N/A                      N/A            N/A
87                      N/A                      N/A            N/A
88                      N/A                      N/A            N/A
89                Excel Cleaners                2,000         12/31/03
90                Capitol Bagels                2,420         6/30/07
91                      N/A                      N/A            N/A
92                      N/A                      N/A            N/A
93                      N/A                      N/A            N/A
94                      N/A                      N/A            N/A
95                      N/A                      N/A            N/A
96                      N/A                      N/A            N/A
97                      N/A                      N/A            N/A
98                      N/A                      N/A            N/A
99                      N/A                      N/A            N/A
100                     N/A                      N/A            N/A
101                     N/A                      N/A            N/A
102                 Radio Shack                 2,200          9/1/02
103                     N/A                      N/A            N/A
104                     N/A                      N/A            N/A
105                     N/A                      N/A            N/A
106                     N/A                      N/A            N/A
107                     N/A                      N/A            N/A
108                     N/A                      N/A            N/A
109                     N/A                      N/A            N/A
110                     N/A                      N/A            N/A
111                     N/A                      N/A            N/A
112                     N/A                      N/A            N/A
113                     N/A                      N/A            N/A
114                     N/A                      N/A            N/A
115                     N/A                      N/A            N/A
116                     N/A                      N/A            N/A
117                     N/A                      N/A            N/A
118                     N/A                      N/A            N/A
119                     N/A                      N/A            N/A
120                     N/A                      N/A            N/A
121                     N/A                      N/A            N/A
122                     N/A                      N/A            N/A
123                     N/A                      N/A            N/A
124                     N/A                      N/A            N/A
125                     N/A                      N/A            N/A
126                     N/A                      N/A            N/A
127                     N/A                      N/A            N/A
128                     N/A                      N/A            N/A
